Exhibit 10.2

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

EXECUTION VERSION

License and Collaborative Research Agreement

License and Collaborative Research Agreement (“Agreement”), effective December 18, 2014 (“Effective Date”), by and between Novartis Institutes for BioMedical Research, Inc., a Delaware corporation with its principal place of business at 250 Massachusetts Avenue, Cambridge, MA 02139 USA (“Novartis”), and Intellia Therapeutics, Inc., a Delaware corporation with its principal place of business at 130 Brookline Street, Suite 201, Cambridge, MA 02139 USA (“Intellia”). Novartis and Intellia are each separately referred to as a “Party” and are collectively referred to as the “Parties”.

Whereas, Intellia is a biopharmaceutical company that has licensed and is developing a CRISPR System that permits genomic editing for the research, Development and Commercialization of therapeutic, prophylactic, and palliative applications;

Whereas, Novartis possesses expertise in discovering, developing, manufacturing, marketing, and selling pharmaceutical products worldwide; and

Whereas, the Parties wish to further develop Intellia’s platform and discover therapeutic, prophylactic, and palliative products and services generated through the use of that technology.

In consideration of the respective representations, warranties, covenants, and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

CERTAIN DEFINITIONS; RULES OF INTERPRETATION

Section 1.1 Certain Definitions.

For the purpose of this Agreement, the following terms, whether used in singular or plural form, will have the meanings set forth below:

“Accounting Standards” means, with respect to Novartis, the International Financial Reporting Standards (“IFRS”) and, with respect to Intellia, US Generally Accepted Accounting Principles (“US GAAP”), in each case, as generally and consistently applied throughout the Party’s organization.

“Additional Selected HSC Product” means an HSC Product directed to an Additional Selected HSC Target that is researched, Developed, or Commercialized by Novartis, its Affiliates, or their sublicensees.

“Additional Selected HSC Target” has the meaning set forth in Section 2.2.4(a).

“Advanced CART Product” means a CART Product directed to a CART Therapeutic Target and a certain Advanced CART Target that Novartis, its Affiliates, or their sublicensees is researching, Developing, or Commercializing.

“Advanced CART Target” means [***] that a specified CART Product is directed toward. [***]

“Affiliate” means, with respect to a specified Person, a Person that directly or indirectly controls, is controlled by, or is under common control with such Person. For the purpose of this definition, “control” or “controlled” means direct or indirect ownership of 50% or more of the shares of stock entitled to vote for the election of directors in the case of a corporation, ownership of 50% or more of the equity interest in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby the Person controls or has the right to control the board of directors or equivalent governing body of a corporation or other entity or the ability to otherwise cause the direction of the management or policies of the corporation or other entity. The Parties acknowledge that, in the case of entities organized under the Applicable Laws of certain countries where the maximum percentage ownership permitted by Applicable Law for a foreign investor is less than 50%, such lower percentage will be substituted in the preceding sentence; provided, that such foreign investor has the power to direct the management and policies of such entity. “Affiliate” shall not include any investment fund or any other Person or entity controlled by such investment fund [***].

“Agreement” has the meaning set forth in the preamble, and will include, for the avoidance of doubt, all Exhibits attached hereto.

“Agreement Term” has the meaning set forth in Section 11.1.

“Alliance Manager” has the meaning set forth in Section 3.4.

“Annual Net Sales” means, with respect to a Product, the Net Sales of such Product during a Calendar Year.

“Applicable Law” means any applicable national, supranational, federal, state, local or foreign law, statute, ordinance, principle of common law, or any rule, regulation, standard, judgment, order, writ, injunction, decree, arbitration award, agency requirement, license, or permit of any Governmental Authority, including any rules, regulations, guidelines, or other requirements of Regulatory Authorities.

“Approval Milestone” has the meaning set forth in Section 7.3.3.

“Approved Internalized Target” has the meaning set forth in Section 6.4.

“Auditor” has the meaning set forth in Section 7.8.2.

“Business Day” means a day other than a Saturday, Sunday, or public holiday during which banks are authorized to be closed in Cambridge, Massachusetts.

“Calendar Quarter” means each calendar quarter ending on March 31, June 30, September 30, or December 31.

“Calendar Year” means each calendar year ending on December 31.

“Caribou” means Caribou Biosciences, Inc., a Delaware corporation.

“Caribou-Berkeley-Vienna Agreement” means the Exclusive License by and among Caribou, the Regents of the University of California, and the University of Vienna, dated April 16, 2013 and amended April 17, 2013, as amended from time to time.

“Caribou-Intellia License Agreement” means the License Agreement by and between Caribou and Intellia, dated July 16, 2014, as amended from time to time.

“Caribou-Wageningen Agreement” means the Exclusive Assignment Agreement, by and between Caribou and Wageningen Universiteit, dated February 13, 2014, as amended from time to time.

“Chimeric Antigen Receptor” or “CAR” means [***].

“CART” means an engineered CAR-modified T-cell.

“CART Budget” has the meaning set forth in Section 2.3.

“CART CRISPR Target” means the [***].

“CART Field” means the ex vivo use of CARTs [***], as a therapeutic, prophylactic, or palliative of any human disease. By ex vivo, it is meant that the modification of cells occurs ex vivo, and the CART is then administered to patients. [***].

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“CART Product” means a product or service that Novartis, its Affiliates, or their sublicensees is researching, Developing, or Commercializing for use in the CART Field the research, development, manufacture, use, sale or import of which Practices Intellia Intellectual Property or Collaboration Intellectual Property.

“CART Program” has the meaning set forth in Section 2.1.1.

“CART Program Target” means the [***]

“CART Research Plan” has the meaning set forth in Section 2.3.

“CART Steering Committee” has the meaning set forth in Section 3.1.2.

“CART Target Product” means and includes any and all Advanced CART Products directed to [***].

“CART Therapeutic Target” means the [***].

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“Co-Chair” has the meaning set forth in Section 3.2.3.

“Co-Detailing Agreement” has the meaning set forth in Section 3.8.2(c).

“Collaboration” has the meaning set forth in Section 2.1.1.

“Collaboration Intellectual Property” means all Intellectual Property Rights created, conceived of, or reduced to practice by either of or jointly by the Parties, their Affiliates, or its or their employees, agents or subcontractors during the Research Term in the conduct of the Collaboration. Collaboration Intellectual Property will consist of Collaboration Platform Intellectual Property and Collaboration Product Intellectual Property. [***]

“Collaboration Platform Intellectual Property” means all Collaboration Intellectual Property relating to (a) [***]; or (b) any and all improvements or modifications to [***].

“Collaboration Product” means an HSC Product, CART Product, and/or In Vivo Product.

“Collaboration Product Intellectual Property” means all Collaboration Intellectual Property other than Collaboration Platform Intellectual Property.

“Commercialization” or “Commercialize” means any and all activities directed to manufacturing, marketing, promoting, detailing, distributing, importing, exporting, selling, or offering to sell a pharmaceutical product or service.

“Commercially Reasonable Efforts” means those efforts and resources consistent with the usual practices of the relevant Party in pursuing the research, Development, or Commercialization of a similarly situated pharmaceutical product or service at a similar stage of Development or Commercialization [***].

“Committee” has the meaning set forth in Section 3.2.1.

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“Confidential Information” means all Know How or other information, including proprietary information and materials (whether or not patentable) regarding a Party’s technology, products, services, business information, or objectives, that is treated as confidential by the disclosing Party in the regular course of business or is otherwise designated as confidential by the disclosing Party, whether existing before or after the Effective Date. For the avoidance of doubt, (a) [***] provided by Novartis will be deemed to be Novartis’ Confidential Information; (b) [***] provided by Intellia, will be deemed to be Intellia’s Confidential Information; and (c) the terms of this Agreement will be deemed to be the Confidential Information of both Parties.

“Confidentiality Agreement” means [***].

“Contract Year” means each successive twelve month period following the Effective Date.

“Control” or “Controlled” means, with respect to any Intellectual Property Right the possession by a Party (whether by ownership, license or otherwise) of the ability to grant access to, or a license or sublicense of, such rights or property, without (i) violating the terms of any agreement or other arrangement with any Third Party in existence, or (ii) having an obligation to pay any royalties or other consideration therefor that the other contracting Party declines to assume pursuant to the election procedures of Section 7.6.2(a) or Section 7.6.2(c), as applicable, at the time such Party would first be required hereunder to grant the other Party such access, license or sublicense.

“CRISPR” means clustered regularly interspaced short palindromic repeats.

“CRISPR System” means [***].

“Detail” means [***]. When used as a verb, the terms “Detail” or Detailing means to perform a Detail.

“Develop” or “Development” means any and all preclinical and clinical drug development activities, including test method development and stability testing, toxicology, animal efficacy studies, formulation, quality assurance/quality control development, statistical analysis, clinical studies, clinical trials and testing, regulatory affairs, product and service approval and registration, chemical development and development manufacturing, packaging development and manufacturing, and documentation efforts in support of development activities.

“Development Milestone” has the meaning set forth in Section 7.3.3.

“Diligence Package” has the meaning set forth in Section 2.2.5.

“directed,” “directed to,” “directed toward” means, with respect to any specific Product, that the Product derives its, therapeutic, prophylactic or palliative benefit from [***].

“Disclaiming Party” has the meaning set forth in Section 5.2.3(c).

“Effective Date” has the meaning set forth in the preamble.

“EMA” means the European Medicines Agency or any successor agency thereto.

“Equity Agreements” means that Unit Purchase Agreement, dated September 17, 2014, by and among Intellia Therapeutics, LLC, Atlas Venture Fund IX, L.P. and Novartis, and that Amended and Restated Operating Agreement of Intellia Therapeutics, LLC, dated as of September 17, 2014, each as amended, waived or superseded from time to time.

“EU” means the European Union, as its membership may be constituted from time to time, and any successor thereto [***].

“Excluded Intellia New In-Licensed Intellectual Property” has the meaning set forth in Section 7.6.2(a).

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“Excluded In Vivo Targets” has the meaning set forth in Section 2.4.2(b).

“Excluded Novartis New In-Licensed Platform Intellectual Property” has the meaning set forth in Section 7.6.2(c).

“Expert” has the meaning set forth in Section 12.2.2(b)(i).

“Extensions” has the meaning set forth in Section 5.2.3(b).

“FDA” means the United States Food and Drug Administration or any successor agency thereto.

“First Commercial Sale” means the first arm’s length sale of a Product by Novartis, its Affiliates, or their licensees to a Third Party (or an Intellia HSC Product by Intellia, its Affiliates, or their licensees to a Third Party) in a country following Regulatory Approval of such Product (or the Intellia HSC Product, as applicable) in that country or, if no such Regulatory Approval is required for the sale of a Product (or Intellia HSC Product) in a country, the date upon which such Product (or Intellia HSC Product) is first commercially launched in such country.

“FTE Rate” means a rate of [***] per FTE (as defined herein) per annum based on the yearly time of [***] full-time equivalent Qualified Scientific Employee during the Research Term, consisting of a total of [***] hours per annum (“FTE”), to be pro-rated on a daily basis if necessary (per annum amount to be divided by [***] to produce the rate per whole day consisting of [***] hours), such rate to be restricted to scientific work. For the purpose of this definition, a “Qualified Scientific Employee” means a scientist with adequate scientific knowledge, training, and experience to conduct the work assigned to him or her.

“FPFD” means, with respect to a clinical trial, the first dosing of the first patient in such clinical trial.

“Generic Equivalent” means, with respect to a particular Product in a country, any product that (a) has Regulatory Approval for use in such country pursuant to a regulatory process governing approval of generic, interchangeable or biosimilar pharmaceutical or biological product based on the then-current standards for regulatory approval in such country, where such regulatory approval relied on or incorporated clinical data generated by either Party pursuant to this Agreement or was obtained using an abbreviated, expedited or other similar process; (b) during the Agreement Term, is not owned or licensed by Novartis (in the case of Products Commercialized by Novartis, its Affiliates, or their sublicensees) or by Intellia (in the case of Intellia Products Commercialized by Intellia, its Affiliates, or their sublicensees) under this Agreement, and (c) is sold in the same country as the relevant Product by a Third Party that is not a sublicensee of Novartis (in the case of Products Commercialized by Novartis, its Affiliates, or their sublicensees) or by Intellia (in the case of Intellia Products Commercialized by Intellia, its Affiliates, or their sublicensees), and that did not purchase such product in a chain of distribution that included Novartis or Intellia, as applicable, or of any of their respective Affiliates or sublicensees.

“GLP” means Good Laboratory Practices, as contemplated by 21 C.F.R. Part 58 in the United States, and the equivalent or corresponding provisions of Applicable Laws of other jurisdictions.

“GLP Toxicology” means a toxicology study that is commenced in compliance with GLP in a manner such that the resulting data would be admissible to applicable Regulatory Authorities to support an IND.

“Government Authority” means any domestic or foreign entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any governmental authority, agency, department, board, commission, court, tribunal, judicial body or instrumentality of any union of nations, federation, nation, state, municipality, county, locality or other political subdivision thereof.

“HSC” means hematopoietic stem cells, [***].

“HSC Budget” has the meaning set forth in Section 2.2.2(b).

“HSC Field” means the ex vivo use of a CRISPR System directed to a Target to research, Develop, or Commercialize (including without limitation the provision of services, to the extent required for such Commercialization) HSC Products or services directed to a Target as a therapeutic, prophylactic, or palliative of any human disease. For the purpose of this definition, “ex vivo” means that the CRISPR System modification of the HSC occurs ex vivo, and the modified HSCs are then administered to patients.

“HSC Product” means a product or service that Novartis, its Affiliates, or their sublicensees is researching, Developing, or Commercializing for use in the HSC Field the research, development, manufacture, use, sale or import of which Practices Intellia Intellectual Property or Collaboration Intellectual Property.

“HSC Program” has the meaning set forth in Section 2.1.1.

“HSC Research Plan” has the meaning set forth in Section 2.2.2(a).

“HSC Steering Committee” has the meaning set forth in Section 3.1.2.

“HSC Target Product” means and includes any and all HSC Products directed to the [***].

“Included Intellia New In-Licensed Intellectual Property” has the meaning set forth in Section 7.6.2(a).

“Included Novartis New In-Licensed Platform Intellectual Property” has the meaning set forth in Section 7.6.2(c).

“IND” means an Investigational New Drug application in the US filed with the FDA or the corresponding application for the investigation of a Product in any other country or group of countries, as defined in the applicable laws and regulations and filed with the Regulatory Authority of such given country or group of countries.

“Indemnified Party” has the meaning set forth in Section 10.3.

“Indemnifying Party” has the meaning set forth in Section 10.3.

“Indication” means a specific disease, impairment, or medical condition that is the intended subject of a therapeutic, prophylactic, or palliative product or service. [***].

“Insolvency Event” means (a) a Party ceases to function as a going concern by suspending or discontinuing its business; (b) a Party becomes insolvent (i.e., is unable to pay its debts as they become due); (c) a Party is the subject of voluntary or involuntary bankruptcy proceedings instituted on behalf of or against such Party (except for involuntary bankruptcy proceedings that are dismissed within [***] days); (d) an administrative receiver, receiver and manager, interim receiver, custodian, sequestrator, or similar officer is appointed for a Party; (e) a notice to convene a directors’, shareholders’, or creditors’ meeting for the purpose of passing a resolution to wind up a Party is issued or such a resolution is passed; (f) a resolution will have been passed by a Party or the Party’s directors to make an application for an administration order or to appoint an administrator; (g) a Party proposes or makes any general assignment, composition, or arrangement with or for the benefit of all or some of its creditors; or (h) a Party makes or suspends or threatens to suspend making payments to all or some of its creditors or submits to any type of a similar voluntary arrangement.

“Intellectual Property Rights” means Patent Rights and Know How.

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“Intellia HSC Product” means a product or service in the HSC Field directed to an Intellia Selected HSC Target.

“Intellia Intellectual Property” means all Intellectual Property Rights Controlled by Intellia or its Affiliates relating to CRISPR Systems, or necessary or useful to research, Develop, manufacture or Commercialize products or services in the HSC Field, CART Field or In Vivo Field that are in existence (a) as of the Effective Date [***].

“Intellia Net Sales” has the meaning set forth in Section 7.4.8.

“Intellia New In-Licensed Intellectual Property” has the meaning set forth in Section 7.6.2(a).

“Intellia Platform” means Intellia’s proprietary CRISPR System, as claimed by the Intellia Intellectual Property, together with all improvements thereto (including Collaboration Platform Intellectual Property).

“Intellia Selected HSC Targets” means the [***] HSC Targets selected by Intellia for its exclusive research under this Agreement in accordance with Section 2.2.3(a).

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“In Vivo Budget” has the meaning set forth in Section 2.4.3.

“In Vivo Field” means the use of CRISPR System for the in vivo treatment or prevention of any human disease. By “in vivo”, it is meant that the modification of the relevant Target occurs in vivo.

“In Vivo Product” means a product or service that Novartis, its Affiliates, or their sublicensees is researching, Developing, or Commercializing for use in the In Vivo Field the research, development, manufacture, use, sale or import of which Practices Intellia Intellectual Property or Collaboration Intellectual Property.

“In Vivo Program” has the meaning set forth in Section 2.1.1.

“In Vivo Research Plan” has the meaning set forth in Section 2.4.3.

“In Vivo Target Product” means and includes [***] In Vivo Products directed to the [***] Novartis Selected In Vivo Target.

“In Vivo Steering Committee” has the meaning set forth in Section 3.1.2.

“Invoice” means an invoice substantially in the form attached as Exhibit A.

“Joint Steering Committee” or “JSC” has the meaning set forth in Section 3.1.1.

“Key License Agreements” has the meaning set forth in Section 9.2(a).

“Know How” means any information, inventions, trade secrets or technology, whether or not proprietary or patentable and whether stored or transmitted in oral, documentary, electronic, or other form. Know How will include inventions, ideas, concepts, formulas, methods, procedures, designs, compositions, plans, documents, data, discoveries, developments, techniques, protocols, specifications, works of authorship, biological materials, and any information relating to research and development plans, experiments, results, compounds, therapeutic leads, candidates and products, services and service protocols, clinical and preclinical data, clinical trial results, and manufacturing information and plans.

“Labeled Indication” means any Indication of a Product as set forth in the Product’s label as approved by the relevant Regulatory Authority. “Initial Labeled Indication” means any Labeled Indication upon a Product’s initial receipt of Regulatory Approval (regardless of the number of Indications described). “Additional Labeled Indication” means any Labeled Indication added to a Product’s label after the Initial Labeled Indication or expanding the scope of a previous Labeled Indication, which is approved by way of a supplemental Regulatory Approval (e.g., by way of sNDA or sBLA) [***].

“Loss” has the meaning set forth in Section 10.1.

“Loss of Market Exclusivity” means, with respect to any Product in any country, the Net Sales of such Product in that country in any Calendar Year are less than [***]% as compared with the Net Sales of such Product in that country in the Calendar Year immediately preceding the marketing or sale of the first Generic Equivalent of such Product.

“Materials” means any materials provided or transferred by one Party or its Affiliates to the other Party or its Affiliates in connection with the Collaboration. In the case of biological Materials, the term will encompass any medium in which the Materials are provided, any parts of the Materials [***], any modified or unmodified progeny of or descendant from the Materials [***].

“Milestone Payment” has the meaning set forth in Section 7.3.1.

“Milestones” has the meaning set forth in Section 7.3.1.

“Net Sales” means the net sales recorded by Novartis or any of its Affiliates or licensees [***]

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“Nominated CART Program Target” has the meaning set forth in Section 2.3.

“Nominated HSC Target” has the meaning set forth in Section 2.2.1.

“Novartis HSC Background Intellectual Property” means the compound identified on Exhibit B, and any Patent Rights and Know How covering or claiming such compound, including its composition of matter, formulation, method of use or manufacture, but only with regards to such compound. For clarification purposes, Novartis HSC Background Intellectual Property does not include rights to any other compounds (including their composition of matter, formulation, method of use or manufacture) that may be covered or claimed by the same Patent Rights and Know How as those covering or claiming the compound identified on Exhibit B.

“Novartis New In-Licensed Platform Intellectual Property” has the meaning set forth in Section 7.6.2(c).

“Novartis Other Background Intellectual Property” means the Patent Rights and Know How identified on Exhibit C.

[***].

“Novartis Selected HSC Product” means an HSC Product directed to a Novartis Selected HSC Target that is researched, Developed, or Commercialized by Novartis, its Affiliates, or their sublicensees.

“Novartis Selected HSC Targets” means the [***] HSC Targets selected by Novartis for its exclusive research under this Agreement in accordance with Section 2.2.3(a).

“Novartis Selected In Vivo Product” means an In Vivo Product directed to a Novartis Selected In Vivo Target that is researched, Developed, or Commercialized by Novartis, its Affiliates, or their sublicensees.

“Novartis Selected In Vivo Target” has the meaning set forth in Section 2.4.2(a).

[***]

“Paragraph IV Certification” has the meaning set forth in Section 5.2.3(b).

“Party” and “Parties” has the meaning set forth in the preamble.

“Patent Rights” means patents and all substitutions, divisions, continuations, continuations-in-part, reissues, reexaminations, and extensions thereof and supplemental protection certificates relating thereto, and all counterparts thereof or substantial equivalents in any country (collectively, “Patents”), and any applications or provisional applications for any of the foregoing (“Patent Applications”) and including the right to claim all benefits and priority rights to any Patent Applications under any applicable convention.

“Person” means any corporation, limited or general partnership, limited liability company, joint venture, trust, unincorporated association, governmental body, authority, bureau or agency, any other entity or body, or an individual.

“Personal Information” has the meaning set forth in Section 9.4.2.

“Phase II Trial” means a study in humans of the safety, dose ranging and efficacy of a product, as further defined in 21 C.F.R. § 312.21(b) or foreign counterparts, as may be conducted anywhere in the world.

“Phase IIa Trial” means a small scale Phase II Trial intended principally to demonstrate the proof of concept of a pharmaceutical product in humans to determine whether (and in what manner) to pursue Regulatory Approval of such product.

“Phase IIb Trial” means any controlled dose ranging Phase II Trial of a pharmaceutical product to further evaluate the efficacy and safety of the product in its target patient population and to define the product’s optimal dosing regimen, as may be conducted anywhere in the world, and in any case that is designed to obtain data to select particular doses to be used in a Phase III Trial.

“Phase III Trial” means, with respect to a pharmaceutical product, a clinical trial on sufficient numbers of human patients that is designed to establish that such pharmaceutical product is safe and efficacious for its intended use, and to define warnings, precautions, and adverse reactions that are associated with such pharmaceutical product in the dosage range to be prescribed, that directly supports Regulatory Approval or label expansion of such pharmaceutical product, as described in 21 C.F.R. §312.21(c) or foreign counterparts, as may be conducted anywhere in the world.

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“Practice” means, with respect to Patent Rights, to make, use, sell, offer for sale, or import (or have made, have used, have sold, have offered for sale, or have imported), and, with respect to Know How, to use, practice and disclose (or have used, practiced and disclosed).

“Prescriber” means a United States healthcare professional authorized to prescribe a pharmaceutical product or issue hospital orders for a pharmaceutical product, or those other allied professionals that are part of the treatment team and who are recognized for this purpose in the Commercialization plan, as applicable.

“Product” means, without distinction, a Collaboration Product [***].

“Program” means, without distinction, the HSC Program, the CART Program, and any In Vivo Program.

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“Regulatory Approval” means, with respect to a pharmaceutical product or service in any country or jurisdiction, any approval, registration, license or authorization from a Regulatory Authority in a country or other jurisdiction that is reasonably necessary to market and sell a pharmaceutical product or to provide a service in such country or jurisdiction (including, e.g., any applicable pricing and reimbursement approvals).

“Regulatory Authority” means any Governmental Authority responsible for authorizing or approving the marketing and/or sale of pharmaceutical products or services in a jurisdiction (e.g., the FDA, EMA, the Japanese Ministry of Health, Labor and Welfare, and corresponding national or regional regulatory agencies or organizations).

“Regulatory Filing” means, with respect to any pharmaceutical product or service, any submission to a Regulatory Authority of any appropriate regulatory application, and will include, without limitation, any submission to a regulatory advisory board, marketing authorization application, and any supplement or amendment thereto. For the avoidance of doubt, the term Regulatory Filings will include any IND, New Drug Application, or the corresponding application in under the Applicable Law of the other jurisdictions.

“Research Plans” means, collectively and without distinction, the HSC Research Plan, the CART Research Plan, and/or any In Vivo Research Plan.

“Research Program” means, without distinction, the HSC Program, the CART Program, and/or the In Vivo Program.

“Research Term” has the meaning set forth in Section 2.1.2.

[***]

“Royalty” has the meaning set forth in Section 7.4.1.

“Royalty Term” means, with respect to each Product in each country, the period commencing on the First Commercial Sale of such Product in such country and concluding on the later of (a) the expiration of the last to expire Valid Claim in the relevant country; or (b) ten years after the date of First Commercial Sale of such Product in that country.

“Sales Milestone” has the meaning set forth in Section 7.5.

“Sales Milestone Payment” has the meaning set forth in Section 7.5.

“Senior Officers” means [***].

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“Subcommittees” has the meaning set forth in Section 3.1.2.

“Target” means [***].

“Third Party” means any Person other than Intellia or Novartis and their respective Affiliates.

“Third Party HSC Collaboration” has the meaning set forth in Section 2.2.5.

“Valid Claim” means a claim of an issued and unexpired Patent included within the Intellia Intellectual Property or the Collaboration Intellectual Property [***].

Section 1.2 Rules of Interpretation.

In this Agreement, unless otherwise specified:

(a) “includes” and “including” will mean including without limitation, and “or” will mean “and/or”;

(b) a reference to an Article of this Agreement includes all Sections of that Article, and a reference to a Section of this Agreement includes all subsections of that Section;

(c) “herein,” “hereby,” “hereunder,” “hereof” and other equivalent words refer to this Agreement as an entirety and not solely to the particular portion of this Agreement in which any such word is used;

(d) a “Party” includes its permitted assignees and/or the respective successors in title to substantially the whole of its undertaking;

(e) a statute or statutory instrument or any of their provisions is to be construed as a reference to that statute or statutory instrument or such provision as the same may have been or may from time to time hereafter be amended or re-enacted;

(f) words denoting the singular will include the plural and vice versa and words denoting any gender will include all genders;

(g) except where otherwise indicated, references to a “license” will include “sublicense” and references to a “licensee” will include “sublicensee”, unless the context otherwise provides;

(h) the Exhibits form part of the operative provision of this Agreement and references to this Agreement will, unless the context otherwise requires, include references to the Exhibits;

(i) the headings in this Agreement are for convenience only and will not be considered in the interpretation of this Agreement; and

(j) the terms and conditions of this Agreement are the result of negotiations between the Parties and this Agreement will not be construed in favor of or against any Party by reason of the extent to which either Party participated in the preparation of this Agreement.

ARTICLE II

COLLABORATION

Section 2.1 Overview; Research Term; Efforts.

2.1.1 Goals. The Parties will engage in collaborative research activities in accordance with the terms and conditions of this Agreement and the Research Plans. As set forth in the Research Plans, the goals of these activities are to identify and research therapeutic, prophylactic, and palliative products and services utilizing (a) ex vivo HSC applications of the Intellia Platform (as described in the HSC Research Plan and Section 2.2 of this Agreement, the “HSC Program”), (b) ex vivo CART applications of the Intellia Platform (as described in the CART Research Plan and Section 2.3 of this Agreement, the “CART Program”), and (c) in vivo applications of the Intellia Platform (as described in any In Vivo Research Plan(s) and Section 2.4 of this Agreement, the “In Vivo Program”). The CART Program, HSC Program, and In Vivo Program collectively comprise the “Collaboration”. During the Research

Term, each Party shall conduct all activities relating to the HSC Field, CART Field, and, subject to Section 2.4.3, the In Vivo Field, as well as identification of Targets and the research and Development of Products directed to such Targets, under the corresponding HSC Research Plan, CART Research Plan, and, subject to Section 2.4.3, In Vivo Research Plan unless otherwise expressly provided by this Agreement.

2.1.2 Research Term. Unless terminated in accordance with Section 11.2, the Collaboration will commence on the Effective Date and expire on the fifth anniversary of the Effective Date (the “Research Term”).

2.1.3 Efforts; Information Sharing Generally. During the Research Term, each Party will use Commercially Reasonable Efforts to carry out the activities assigned to it in the relevant Research Plan. Without limiting any other obligations set forth in this Agreement, at all times during the Research Term, each Party will keep the other Party reasonably and timely informed as to its Collaboration research efforts and results thereof.

Section 2.2 HSC Program.

2.2.1 HSC Program Generally. In the HSC Program, the Parties will research potential therapeutic, prophylactic, and palliative applications of the Intellia Platform in the HSC Field as provided in the HSC Research Plan. The Parties will initially conduct research activities in the HSC Field under the HSC Research Plan with respect to Targets nominated by the HSC Steering Committee (each, a “Nominated HSC Target”), and products and services directed to those Nominated HSC Targets. Selections pursuant 2.2.3 and 2.2.4 will be made from the pool of Nominated HSC Targets. [***]

2.2.2 Scope of HSC Program Activities; Research Plan.

(a) An initial research plan for the HSC Program (the “HSC Research Plan”) will be agreed upon by the Parties not later than [***], and, as agreed, shall be deemed a part of this Agreement. The JSC may amend the HSC Research Plan from time to time to nominate or remove HSC Targets from the scope of the HSC Program [***] and to add, remove or modify research and Development activities assigned to either Party under the HSC Program.

(b) The HSC Steering Committee will amend the HSC Research Plan as necessary to reflect scientific developments as the HSC Program research activities progress, as well as the nomination or selection of any other Nominated HSC Targets. The HSC Research Plan will (i) define the scope of the HSC Program; (ii) describe the Parties’ respective responsibilities in the HSC Program; (iii) describe the HSC Program’s anticipated research timeline; (iv) include a budget for Intellia’s activities in the HSC Program (the “HSC Budget”), which must be consistent with the terms of this Agreement. If a conflict between the terms of the HSC Research Plan and the terms of this Agreement arises, the provisions of this Agreement will govern.

2.2.3 Selection of Exclusive Selected HSC Targets.

(a) During the Research Term, Novartis will have the right to select up to [***] HSC Targets (the “Novartis Selected HSC Targets”) for its exclusive research, and Intellia will have the right to select up to [***] HSC Targets (the “Intellia Selected HSC Targets”) for its exclusive research, in each case in the following manner:

[***]

(b) The rights set forth in Section 2.2.3(a) are subject to the following:

[***]

[***]

2.2.4 Selection of Additional Targets.

(a) During the Research Term and once the HSC Targets have been selected by the Parties pursuant to Section 2.2.3(a) [***], but in any event no later than [***] days prior to the expiration of the Research Term, Novartis will have the option to select up to an additional [***] HSC Targets (other than the Intellia Selected HSC Targets) on a non-exclusive basis (each, an “Additional Selected HSC Target”), subject to the payments set forth in Section 7.1.3.

(b) For clarity, unless the Parties agree otherwise in writing, during the Research Term there will not be more than (i) [***] HSC Targets comprising the Novartis Selected HSC Targets; (ii) [***] HSC Targets comprising the Additional Novartis Selected HSC Targets; and (iii) [***] HSC Targets comprising the Intellia Selected HSC Targets.

2.2.5 [***]

2.2.6 Diligence Obligations. Following the selection of each Novartis Selected HSC Target and any Additional Selected HSC Target, Novartis and its Affiliates will use Commercially Reasonable Efforts to research, Develop, and Commercialize [***] Novartis Selected HSC Product directed to such Novartis Selected HSC Target and [***] Additional Selected HSC Product directed to such Additional Selected HSC Target; provided, however, that if, after the Research Term, Novartis fails to use Commercially Reasonable Efforts, on an HSC Target by HSC Target basis, to research, Develop, and Commercialize at least one HSC Product directed to the relevant HSC Target, Intellia’s exclusive remedy will be to (a) terminate Novartis’ exclusive rights set forth in Section 4.1.2 and the 5.3.1(a) with respect to that Novartis Selected HSC Target or Additional Selected HSC Product (as applicable), and (b) terminate Novartis’ license to Intellia Intellectual Property and Collaboration Platform Intellectual Property set forth in Section 5.3.1(a) or
5.3.1(c) (as applicable) with respect to that Selected HSC Target or Additional Selected HSC Product (as applicable).

2.2.7 [***]

Section 2.3 CART Program.

An initial research plan for the CART Program (the “CART Research Plan”) will be agreed upon by the Parties not later than [***], and, as agreed, shall be deemed a part of this Agreement. In the CART Program, the Parties will initially conduct research activities in the CART Field under the CART Research Plan with respect to CART Program Targets nominated by the CART Steering Committee (each, a “Nominated CART Program Target”), and products and services relating to CART Therapeutic Targets utilizing those Nominated CART Program Targets. [***]. The CART Research Plan will be revised by the JSC from time to time to reflect developments in the CART Research Program, including to add, remove or modify research and Development activities assigned to each Party under the CART Program. The CART Research Plan will (i) define the scope of the CART Program; (ii) describe the Parties’ respective responsibilities in the CART Program; (iii) describe the CART Program’s anticipated research timeline; (iv) include a budget for Intellia’s activities in the CART Program (the “CART Budget”), which must be consistent with the terms of this Agreement. If a conflict between the terms of the CART Research Plan and the terms of this Agreement arises, the provisions of this Agreement will govern. Following the creation of each CART Product, Novartis and its Affiliates will use Commercially Reasonable Efforts to research, Develop, and Commercialize [***] CART Product directed to the relevant CART Therapeutic Target; provided, however, that if Novartis fails to use Commercially Reasonable Efforts, on a CART Therapeutic Target by CART Therapeutic Target basis, to research, Develop, and Commercialize at least one Advanced CART Product directed to such CART Therapeutic Target, Intellia’s exclusive remedy will be to (a) terminate Novartis’ exclusive rights set forth in Section 4.2 and the 5.4.2 with respect to the relevant CART Therapeutic Target, and (b) terminate Novartis’ license to Intellia Intellectual Property and Collaboration Platform Intellectual Property set forth in Section 5.3.2 with respect to such CART Therapeutic Target.

Section 2.4 In Vivo Program.

2.4.1 In Vivo Program Generally. Subject to Sections 2.4.2 and 2.4.3, in the In Vivo Program, the Parties will research potential therapeutic, prophylactic, and palliative products and services directed to In Vivo Targets utilizing the Intellia Platform.

2.4.2 Scope of Program.

[***]

(b) Selection of Novartis Selected In Vivo Targets.

(i) Subject to Section 2.4.2(b)(ii), following the [***] (the “In Vivo Selection Period”), Novartis may select a Target that it proposes to be included in the scope of the In Vivo Program (each such Target, a “Proposed In Vivo Target”). In such event, Novartis will notify Intellia in writing of such proposal and disclose in such notice its Proposed In Vivo Target. Within [***] days after disclosure of the Proposed In Vivo Target, Intellia will review in good faith the Proposed In Vivo Target to determine if it is an Excluded In Vivo Target and, if it is not an Excluded In Vivo Target, will notify Novartis that such Proposed In Vivo Target will be included in the In Vivo Program (such Proposed In Vivo Target, a “Novartis Selected In Vivo Target”), and, if it is an Excluded In Vivo Target, will notify Novartis that such Proposed In Vivo Target cannot be included in the In Vivo Program as a Novartis Selected In Vivo Target. For purposes of this Section 2.4.2(b), an “Excluded In Vivo Target” means [***]. In the event that Novartis, acting reasonably and in good faith, believes that its Proposed In Vivo Target was wrongfully rejected by Intellia as an Excluded In Vivo Target, Novartis will have the right to submit the dispute about such determination to accelerated arbitration in accordance with the procedures of Section 12.2.2(b). If the Expert’s decision finds that such Proposed In Vivo Target is an Excluded In Vivo Target, such Proposed In Vivo Target will remain excluded from the In Vivo Program hereunder, and, if the Expert’s decision finds that such Proposed In Vivo Target was wrongfully characterized as an Excluded In Vivo Target, it will be deemed included in the scope of the In Vivo Program hereunder from the date of such decision.

(ii) [***]

(iii) A maximum of [***] Novartis Selected In Vivo Targets may be selected on a non-exclusive basis during the In Vivo Selection Period [***].

2.4.3 Research Plan. Following the selection of each Novartis Selected In Vivo Target, Novartis may, in its sole discretion, offer to Intellia the ability to participate with Novartis in research and Development activities for such Novartis Selected In Vivo Target and In Vivo Products directed thereto during the Research Term. If Novartis elects to ask Intellia to participate in such activities and Intellia accepts (in its sole discretion), the Parties will agree upon a research plan for such Novartis Selected In Vivo Target (each, an “In Vivo Research Plan”). Each In Vivo Research Plan will be revised by the JSC from time to time to add, remove or modify research and Development activities assigned to each Party thereunder. Each In Vivo Research Plan will (a) describe the Parties’ respective research and Development responsibilities with respect to the relevant Novartis Selected In Vivo Target and In Vivo Products directed thereto; (b) describe the anticipated timeline for such activities; (c) include a budget for the activities to be performed by Intellia (the “In Vivo Budget”), which must include funding for Intellia’s activities that is incremental to the funding under the HSC Budget and CART Budget, but in all other ways consistent with the terms of this Agreement. If a conflict between the terms of the In Vivo Research Plan and the terms of this Agreement arises, the provisions of this Agreement will govern. [***]

2.4.4 Diligence Obligation. Following the selection of each Novartis Selected In Vivo Target, Novartis and its Affiliates will use Commercially Reasonable Efforts to research, Develop, and Commercialize [***] Novartis Selected In Vivo Product directed to such Novartis Selected In Vivo Target [***].

Section 2.5 Recording of Targets.

Following the selection or identification of each Novartis Selected HSC Target [***], Additional Selected HSC Target, Advanced CART Target, Novartis Selected In Vivo Targets [***], such Target will be added a list maintained by the JSC and deemed an Exhibit to this Agreement.

Section 2.6 Subcontracting Research Activities.

Each Party may subcontract any of the research activities to be performed by it in the Collaboration to a Third Party, provided that such Third Party will have entered into a written agreement with such Party that includes terms and conditions protecting and limiting use and disclosure of Confidential Information, Materials and Know-How of the other Party that are at least protective of such Confidential Information, Material and Know-How as under this Agreement and requiring such Third Party and its personnel to assign to such Party all right, title and interest in and to any Patents, Know-How and Materials created, conceived of, or developed in connection with the performance of subcontracted activities to the extent required for such Party to comply with the terms and conditions of this Agreement as if such subcontracted activities were performed by the subcontracting Party (including Article IV, Article V, and Article VI).

ARTICLE III

GOVERNANCE

Section 3.1 Establishment of Joint Steering Committee and Subcommittees.

3.1.1 Joint Steering Committee. [***] the Parties will establish a Joint Steering Committee (the “Joint Steering Committee” or “JSC”). The JSC will assume a general role of leadership in the Collaboration and will have responsibility for:

(a) facilitating communications between the Parties with respect to the research activities contemplated by this Agreement;

(b) overseeing the HSC Steering Committee, the CART Steering Committee, and the In Vivo Steering Committee;

(c) reviewing and approving changes to the HSC Research Plan, CART Research Plan, and In Vivo Research Plan that are proposed by the relevant Subcommittee;

(d) reviewing staffing and personnel issues, with the goal of maintaining, when determined appropriate, the continuity of personnel on Collaboration activities and reasonably evaluating, when determined appropriate, changes to the staffing of the Collaboration;

(e) coordinating strategies relating to Patent Rights claiming Collaboration Product Intellectual Property;

(f) prioritizing the allocation of resources dedicated to the Collaboration; and

(g) informally resolving disagreements between the Parties;

(h) facilitating discussions between the Parties with respect to potential collaborations and other activities related to the CRISPR System not contemplated by this Agreement [***].

The JSC will be comprised of [***] representatives from each of Intellia and Novartis, which (unless otherwise agreed upon between the Parties), will be equal to [***] members of each Party. The JSC will meet at least [***] (or more if agreed upon) in Cambridge, Massachusetts, unless otherwise agreed by the Parties.

3.1.2 Research Program Subcommittees. Within [***] days after the initial meeting of the JSC, the JSC will appoint the members of subcommittees for the HSC Program (the “HSC Steering Committee”) and CART Program (the “CART Steering Committee”). Within [***] days after the finalization of the first In Vivo Research Plan, the JSC will appoint the members of a subcommittee for the In Vivo Program (the “In Vivo Steering Committee”). The HSC Steering Committee, CART Steering Committee, and In Vivo Steering Committee are each without distinction referred to as a “Subcommittee” and are collectively referred to as the “Subcommittees”. Members of any Subcommittee may be, but are not required to be, members of the JSC; provided, that each Subcommittee will have

[***] representatives of both Parties. The Subcommittees will provide oversight of the respective Research Programs and will have responsibility for:

(a) determining the direction and planned activities of the respective Research Programs in compliance with the Research Plans;

(b) sharing information arising in the respective Research Programs between the Parties;

(c) coordinating activities relating to filing and prosecuting of Patent Applications and Patents claiming Collaboration Product Intellectual Property;

(d) coordinating research activities in the respective Research Programs in compliance with the Research Plans; and

(e) proposing amendments to the respective Research Plans, which must be approved by the JSC.

Each Subcommittee will be comprised of [***] representatives from each of Intellia and Novartis, which (unless otherwise agreed upon between the JSC) will be equal to [***] members of each Party. Subcommittee members may be, but need not be, members of the JSC. Each Subcommittee will meet at least [***] (or more if agreed upon), in alternation at the place designated by Novartis and the place designated by Intellia, in accordance with Section 3.2.4.

Section 3.2 General Rules.

3.2.1 Powers of the Committees; Term. Each of the Joint Steering Committee, the HSC Steering Committee, the CART Steering Committee, and the In Vivo Steering Committee (each, a “Committee”) will have solely the roles and responsibilities assigned to it in this Article III and as otherwise expressly set forth in this Agreement. The Committees will have no authority to amend or modify this Agreement or waive compliance with this Agreement, to make decisions that conflict with the terms and conditions of this Agreement, or to create new obligations for a Party not specified in this Agreement. Neither the Committees nor either Party exercising its final decision making pursuant to Section 3.2.5 will have authority to alter, increase, expand, modify, amend, or waive compliance with this Agreement. The Committees will terminate on the expiration of the Research Term.

3.2.2 Committee Membership. Either Party may replace its respective committee representatives at any time upon prior written notice to the other Party. If a Committee member from either Party is unable to attend or participate in a Committee meeting, the Party who designated such representative may designate a substitute representative for the meeting in its sole discretion. The Alliance Managers appointed by Intellia and Novartis pursuant to Section 3.4 will be ex officio members of each of the Committees. With the consent of the other Party, each Party may invite up to [***] non-voting employees, consultants, and scientific advisors to attend any Committee meeting to discuss issues arising in the Collaboration; provided that any such employees, consultants, or scientific advisors will be subject to restrictions regarding the confidentiality and non-use of Confidential Information no less restrictive than the provisions of Article VIII.

3.2.3 Committee Co-Chairs. Each Party will appoint one of its members in each Committee to co-chair such Committee’s meetings (each, a “Co-Chair”). The Co-Chairs will (a) ensure the orderly conduct of the Committee’s meetings, (b) attend each Committee meeting (either in-person, by videoconference or telephonically, unless otherwise expressly provided herein), and (c) prepare and issue written minutes of each meeting within [***] thereafter accurately reflecting the discussions and decisions of such meeting. If the Co-Chair from either Party is unable to attend or participate in a Committee meeting, the Party who designated such Co-Chair may designate a substitute Co-Chair for the meeting in its sole discretion.

3.2.4 Committee Meetings. All meetings will be conducted in English and may be conducted by telephone, videoconference, or in person as determined by the Co-Chairs, as appropriate; provided that not less than [***] prior written notice has been given to the other Party. Either Party may also call a special meeting of a Committee (by videoconference or teleconference) by at least [***] prior written notice to the other Party if such Party reasonably believes that a significant matter must be addressed prior to the next regularly scheduled meeting, and no later than [***] prior to the special meeting, such Party will provide the Committee with materials reasonably adequate to enable such Committee to make an informed decision.

3.2.5 Decision Making. Other than as set forth herein, in order to make any decision required of it hereunder, a Committee must have present (in person, by videoconference or telephonically) at least the Co-Chair of each Party (or his/her designee for such meeting). The Parties will endeavor to make decisions where required of a Committee by consensus of the Co-Chairs. If a dispute or failure to agree arises in a Subcommittee that cannot be promptly resolved, the Co-Chairs of any Subcommittee may cause such dispute or failure to agree to be referred to the Joint Steering Committee for resolution. If a dispute or failure to agree arises which cannot be promptly resolved within the Joint Steering Committee, then the matter will be referred to the Senior Officers of the Parties for discussion. The Senior Officers will attempt in good faith to resolve such dispute or failure to agree by unanimous consent. If the Senior Officers cannot resolve such dispute or failure to agree within [***] days of the matter being referred to them, then the resolution and/or course of conduct will be determined as follows:

[***]

Section 3.3 Day-to-Day Decision-Making Authority.

Each Party will have day-to-day decision-making authority with respect to the research activities assigned to it in any Research Plan.

Section 3.4 Alliance Managers.

Each of Intellia and Novartis will appoint a senior representative who possesses a general understanding of research matters to act as its alliance manager for the Collaboration (each, an “Alliance Manager”). Each Party may replace its respective Alliance Manager at any time upon written notice to the other in accordance with this Agreement. Any Alliance Manager may designate a substitute to temporarily perform the functions of that Alliance Manager. Each Alliance Manager will be charged with creating and maintaining a collaborative work environment within and among the Committees. Each Alliance Manager will also be responsible for (a) providing a single point of communication and facilitating the flow of information; (b) ensuring that the governance procedures and the rules set forth herein are complied with; (c) identifying and raising disputes to the relevant Committee for discussion in a timely manner; and (d) planning and coordinating internal and external communications in accordance with the terms of this Agreement. The Alliance Managers will be entitled to attend all Committee meetings. Each Alliance Manager may bring to the attention of the Committees any matter that the Alliance Manager reasonably believes requires the attention of the relevant Committees.

Section 3.5 Cost of Governance.

The costs incurred by each Party in connection with its participation at any meetings under this Article III will be borne solely by such Party.

Section 3.6 Development.

3.6.1 Development Generally. After the Research Term and subject to Sections 3.6.2, 5.4.1(a) and (b), 5.4.2 and 5.4.3, Novartis will be solely responsible for conducting, at its sole expense, the Development of its Products as it determines appropriate in its sole discretion.

3.6.2 Regulatory.

(a) [***].

(b) [***].

(c) [***].

(d) Novartis will have the right to disclose the existence of, and the results from, any clinical trials for any Product, conducted under this Agreement in accordance with its standard policies.

Section 3.7 Manufacturing.

3.7.1 Manufacturing Generally. Novartis or its designated sublicensee(s) will be solely responsible for the manufacture and supply of its Products being Developed or Commercialized under this Agreement.

3.7.2 Manufacturing Know-How and Assistance.

(a) During the Agreement Term, to the extent reasonably necessary, Intellia will, at Novartis’ expense, provide all reasonable cooperation and assistance to Novartis or its designee [***] to enable Novartis or its designee in an efficient and timely manner to proceed with Development and manufacturing of its Products and to obtain all appropriate Regulatory Approvals for manufacturing (including qualification by the applicable Regulatory Authority of manufacturing sites).

(b) Intellia will make appropriate personnel available to assist Novartis or its designee, at Novartis’ expense [***] from time to time as reasonably requested by Novartis, and will provide the appropriate personnel of Novartis or its designee with access to the personnel and manufacturing and other operations of Intellia for such periods of time and in such manner as is reasonable in order to familiarize the personnel of Novartis or its designee with Intellia Know-How (if any) relating to the Development and manufacture of the Products and the application of the same.

(c) Intellia will reasonably cooperate, at Novartis’ expense, with Novartis in complying with requirements of 35 U.S.C. §§200 through 212 [***].

(d) The Parties acknowledge that this obligation may continue after the Research Term has expired.

Section 3.8 Commercialization.

3.8.1 Commercialization Generally. Except as provided in Section 3.8.2, Novartis will be solely responsible for all aspects of Commercialization of its Products (in its sole discretion) including planning and implementation, distribution, booking of sales, pricing, and reimbursement.

3.8.2 Co-Detailing Rights.

(a) Subject to this Section 3.8.2, Intellia shall have the right to co-detail in the United States [***] Collaboration Products researched or Developed under this Agreement. In that connection and until Intellia has selected such [***] Collaboration Products to co-detail, at least [***] months before the planned submission of any Regulatory Filing seeking Regulatory Approval in the United States for a Product under this Agreement, Novartis will notify Intellia [***] (the “Co-Detail Notice”) and will provide Intellia with information reasonably necessary for Intellia to evaluate the Co-Detail opportunity [***]. If Intellia wishes to Co-Detail any such Product in the United States, it will provide notice in writing to Novartis of such election no later than [***] after its receipt of the Co-Detail Notice, which notice will contain the information as further described in Section 3.8.2(b)(i) and Section 3.8.2(b)(ii) (the “Co-Detail Option Exercise Notice”). Prior to giving any such notice, Intellia may request reasonable discussions with and information from Novartis regarding the expected activities, which the Parties will conduct in good faith. If Intellia does not respond within the relevant [***] period, Intellia will be deemed to have declined to exercise its rights to Co-Detail the relevant Product. If Intellia elects not to Co-Detail the relevant Product offered to it by Novartis, Intellia will have the right to elect to Co-Detail any other Product offered to Intellia by Novartis on the same terms as provided above until Intellia has selected [***] such Products for Co-Detailing, at which time Intellia’s right to Co-Detail any Products hereunder will terminate; provided, however, that, as long as Novartis has provided the Co-Detail Notice to Intellia for all relevant Collaboration Products that could have been selected by Intellia prior to the termination of Novartis’ obligation to provide such notice under this Section 3.8.2(a), even if Intellia has not selected [***] Collaboration Products for detailing, its right to make such selection and Novartis’ obligation to provide the Co-Detail Notice shall expire on the date that is [***].

(b) Any Co-Detail Option Exercise Notice provided by Intellia will:

(i) specify Intellia’s desired level of participation in the Co-Detail of the relevant Product in the United States on a percentage basis up to a maximum of [***] of the total projected Detailing effort for Products in the United States as specified in the Co-Detail Notice (the “Intellia Co-Detail Effort”), with such percentage calculated [***]; and

(ii) be accompanied by reasonably detailed plans outlining Intellia’s sales force and sales force infrastructure to be deployed to provide the Intellia Co-Detail Effort to Novartis’ reasonable satisfaction at least [***] before the First Commercial Sale of such Product in the United States.

(c) Promptly following receipt of Intellia’s Co-Detail Option Exercise Notice, Novartis and Intellia will commence negotiations in good faith and enter into a more detailed co-detailing agreement (the “Co-Detailing Agreement”) within [***] days of Novartis’ receipt of Intellia’s Co-Detail Option Exercise Notice. The Co-Detailing Agreement will contain reasonable and customary provisions for an agreement of such type [***].

(d) The Parties acknowledge that such Co-Detailing Agreement will be a separate agreement between the Parties and that a breach of that agreement by either Party that is not a breach by such Party of the other sections of this Agreement will not give rise to a right to terminate this Agreement.

[***]

3.8.3 Pharmacovigilance. To the extent required by Applicable Law, within [***], the Parties will agree upon and implement a procedure for the mutual exchange of adverse event reports and safety information associated with the Product. Details of the operating procedure relating to the adverse event reports and safety information exchange will be the subject of a mutually-agreed written pharmacovigilance agreement between the Parties which will be entered into within such [***] period.

Section 3.9 Intellia HSC Products.

Intellia will be solely responsible for (a) all Development of the Intellia HSC Products, (b) all regulatory plans and strategies for the Intellia HSC Products, and all Regulatory Filings and all Regulatory Approvals for the Intellia HSC Products to be filed, obtained and maintained throughout the world in the name of Intellia or its Affiliates or sublicensees, (c) all manufacture and supply for the Intellia HSC Products, and (d) all aspects of Commercialization of the Intellia HSC Products. [***]. Intellia will have the right to disclose the existence of, and the results from, any clinical trials for any Intellia HSC Product, conducted under this Agreement in accordance with its standard policies.

Section 3.10 Debarment.

In performing its obligations under this Agreement, neither Party nor its Affiliates will employ or use any person that has been debarred under Section 306(a) or 306(b) of the U.S. Federal Food, Drug and Cosmetic Act.

ARTICLE IV

RESTRICTIVE COVENANTS

Section 4.1 HSC.

4.1.1 During the Research Term. During the Research Term and except as expressly contemplated by this Agreement [***], the Parties and their Affiliates will not (a) engage in any research, Development, or Commercialization activities in the HSC Field [***] (b) grant to any Third Party any assignment, license, or other right to Practice Intellia Intellectual Property, Novartis HSC Background Intellectual Property, Novartis Other Background Intellectual Property or Collaboration Intellectual Property in the HSC Field [***].

4.1.2 After the Research Term.

(a) Following the Research Term and during the Agreement Term [***], Intellia and its Affiliates will not (directly or indirectly), (i) for themselves or on behalf of or in collaboration with any Third Party, engage in any research, Development, or Commercialization activities in the HSC Field with respect to (1) such Novartis Selected HSC Product, or (2) the Novartis Selected HSC Target that such Novartis Selected HSC Product is directed toward;

or (ii) grant to any Third Party any assignment, license, or other right to Practice Intellia Intellectual Property or Collaboration Intellectual Property in the HSC Field with respect to (1) such Novartis Selected HSC Product, or (2) the Novartis Selected HSC Target that such Novartis Selected HSC Product is directed toward.

(b) Following the Research Term and during the Agreement Term [***], Novartis and its Affiliates will not (directly or indirectly), (i) for themselves or on behalf of or in collaboration with any Third Party, engage in any research, Development, or Commercialization activities in the HSC Field with respect to (1) such Intellia HSC Product, or (2) the Intellia Selected HSC Target that such Intellia HSC Product is directed toward; or (ii) grant to any Third Party any assignment, license, or other right to Practice the Novartis HSC Background Intellectual Property, Novartis Other Background Intellectual Property or Collaboration Intellectual Property in the HSC Field with respect to (1) such Intellia HSC Product, or (2) the Intellia Selected HSC Target that such Intellia HSC Product is directed toward.

(c) Following the Research Term and during the Agreement Term [***], Intellia and its Affiliates will not (directly or indirectly), (i) for themselves or on behalf of or in collaboration with any Third Party, engage in any research, Development, or Commercialization activities in the HSC Field with respect to such Additional Selected HSC Product; or (ii) grant to any Third Party any assignment, license, or other right to Practice Collaboration Product Intellectual Property in the HSC Field with respect to such Additional Selected HSC Product.

(d) [***].

(e) [***].

Section 4.2 CART.

4.2.1 During the Research Term. During the Research Term and except as expressly contemplated by this Agreement [***], the Parties and their Affiliates will not (a) engage in any research, Development, or Commercialization activities in the CART Field [***], or (b) grant to any Third Party any assignment, license, or other right to Practice Intellia Intellectual Property, Novartis HSC Background Intellectual Property, Novartis Other Background Intellectual Property or Collaboration Intellectual Property in the CART Field. [***].

4.2.2 After the Research Term. Following the Research Term and during the Agreement Term [***], Intellia and its Affiliates will not (directly or indirectly), (i) for themselves or on behalf of or in collaboration with any Third Party, engage in any research, Development, or Commercialization activities in the CART Field [***]; or (ii) grant to any Third Party any assignment, license, or other right to Practice Intellia Intellectual Property or Collaboration Intellectual Property in the CART Field with respect to (1) such Advanced CART Product, or (2) the CART Therapeutic Target that such Advanced CART Product is directed toward.

4.2.3 [***]

Section 4.3 In Vivo.

[***]

Section 4.4 Permitted Third Party Arrangements.

Nothing in this Article IV will prohibit either Party from obtaining licenses, assignments, or other rights to Intellectual Property Rights from Third Parties, to the extent such Party deems that such Intellectual Property Rights are necessary or useful to the exercise of its rights or performance of its obligations under this Agreement [***].

ARTICLE V

INTELLECTUAL PROPERTY

Section 5.1 Limited Grants for Research Programs.

5.1.1 License Grant by Novartis. Novartis hereby grants to Intellia a worldwide, non-exclusive license to Practice the Novartis HSC Background Intellectual Property and Novartis Other Background Intellectual Property solely to the extent necessary for Intellia and its Affiliates to perform the activities assigned to them in the Collaboration.

5.1.2 License Grant by Intellia. Intellia hereby grants to Novartis and its Affiliates a worldwide, non-exclusive license to Practice the Intellia Intellectual Property solely to the extent necessary for Novartis and its Affiliates to perform the activities assigned to them in the Collaboration [***].

5.1.3 Sublicensing Research Program Activities. Subject to the provisions of Section 2.6, each of the Parties will have the right to grant a sublicense to the rights set forth in this Section 5.1 to Third Party vendors, service providers, and collaborators, solely for Practice in connection with goods or services provided to or on behalf of such Party for the Collaboration as specified in the HSC Research Plan, CART Research Plan, and In Vivo Research Plan.

5.1.4 Term of Research License. The licenses contemplated by Section 5.1.1, Section 5.1.2 and Sections 5.3.1(a)(i), 5.3.2(a)(i), 5.3.2(a) and 5.3.3 (a) will automatically terminate on the expiration of the Research Term.

Section 5.2 Collaboration Intellectual Property.

5.2.1 Generally. Notwithstanding inventorship, (a) Collaboration Product Intellectual Property will be jointly owned by the Parties; and (b) Collaboration Platform Intellectual Property is hereby assigned to and solely owned by Intellia.

5.2.2 Rights to Collaboration Intellectual Property. Except as provided in Article IV and the exclusive rights set forth in Section 5.4, both Parties and their Affiliates may Practice and grant licenses to Collaboration Product Intellectual Property for all purposes worldwide without the consent of or any accounting to the other Party (other than payments contemplated by Article VII).

5.2.3 Prosecution and Maintenance of Collaboration Intellectual Property Patent Rights.

(a) [***].

(b) Each Party will cooperate with the other with respect to such activities involving the Collaboration Intellectual Property, including the execution of all such documents and instruments and the performance of such acts (and causing its relevant employees to execute such documents and instruments and to perform such acts) as may be reasonably necessary in order to permit the other Party to continue any preparation, filing, prosecution, or maintenance of Patent Rights claiming the Collaboration Intellectual Property. The prosecuting Party will keep the other Party reasonably informed of all material matters relating to the preparation, filing, prosecution and maintenance of, and any post-grant proceedings on [***] the Patent Rights within the Collaboration Product Intellectual Property and [***] the Patent Rights within the Collaboration Platform Intellectual Property (including providing such other Party with copies of all material correspondence with the applicable patent offices) and will reasonably consider such other Party’s comments relating to prosecution and maintenance decisions, or defenses or responses to any post-grant proceedings.

Upon either Party’s request and where permitted by Applicable Law, the other Party will assist the requesting Party to obtain patent term extensions or supplemental protection certificates or their equivalents in any country (“Extensions”) for Patent Rights included in the Collaboration Intellectual Property. Each Party will promptly notify and provide the other Party with copies of any allegations of alleged lack of patentability, patent invalidity, unenforceability or non-infringement, including any such allegation pursuant to a Paragraph IV Patent Certification by a Third Party filing an Abbreviated New Drug Application or an application under §505(b)(2) of the United States Federal Food, Drug, and Cosmetic Act (as amended or any replacement thereof), in relation to an application under Section 262(k) of the Biosimilar Act, or any other similar patent certification by a Third Party, and any foreign equivalent thereof (“Paragraph IV Certification”) of any Patent Rights included in the Collaboration Intellectual Property. Such notification and copies will be provided to such other Party within [***] after Novartis or Intellia, as applicable, receives such certification.

(c) If a Party (a “Disclaiming Party”) elects not to file applications for, or to cease prosecution and/or maintenance of, or not to continue to pay the expenses of prosecution and/or maintenance of, any Patent Rights included in the Collaboration Intellectual Property for which it is primarily responsible pursuant to this Section 5.2.3, the Disclaiming Party will provide such notice to the other Party at least [***] prior to any filing or payment due date (or any other due date that requires action) in connection with such Patent Rights. In such event, the Disclaiming Party will permit the other Party, at its sole discretion and expense, to file or to continue prosecution or maintenance of such Patent Rights.

5.2.4 Enforcement or Defense of Collaboration Intellectual Property Patent Rights.

(a) In the event either Party becomes aware of any actual or suspected infringement of, or a claim of invalidity, lack of patentability, unenforceability or non-infringement against, the Patent Rights claiming the Collaboration Intellectual Property (any of which, a “Collaboration Patent Rights Challenge”), such Party shall provide prompt written notice thereof to the other Party; provided that, if the Party becomes aware of a Collaboration Patent Rights Challenge based on a notification (which is not a Paragraph IV Certification) from a Third-Party, then the Party receiving such notification will provide copies of such notification to the other Party no later than [***] after Novartis or Intellia, as applicable, receives such notification.

(b) [***]. The Party bringing the relevant suit (the “Enforcing Party”) shall keep the other Party reasonably informed of all developments in the prosecution or settlement of such suit. [***]. Such other Party will provide the Enforcing Party with reasonable assistance in connection with its suit, at the Enforcing Party’s expense, including by executing reasonably appropriate documents, cooperating in discovery, and joining as a party to the suit if required, in connection with any litigation commenced pursuant to this Section 5.2.4.

(c) Any recoveries resulting from such a suit will be first applied against payment of each Party’s costs and expenses in connection therewith [***].

Section 5.3 Intellia Intellectual Property; Novartis HSC Background Intellectual Property; Novartis Other Background Intellectual Property.

5.3.1 Novartis Selected HSC Products; Intellia HSC Products.

(a) Novartis Selected HSC Products. Intellia hereby grants to Novartis and its Affiliates a worldwide license to Practice the Intellia Intellectual Property and Collaboration Platform Intellectual Property (i) during the Research  Term, to research and Develop HSC Products (other than Intellia HSC Products directed at Intellia Selected HSC Targets) under the HSC Research Plan; and (ii) during and after the Research Term, to research, Develop, and Commercialize any Novartis Selected HSC Products and Additional Selected HSC Products in the HSC Field. [***]. Subject to Section 5.3.4 and Section 2.6, Novartis and its Affiliates will have the right to sublicense the rights [***] to Third Party vendors, service providers, and collaborators, solely for Practice in connection with the research, Development, and Commercialization of such Novartis Selected HSC Products and Additional Selected HSC Products in the HSC Field.

(b) Intellia HSC Products. Novartis hereby grants to Intellia and its Affiliates a worldwide, non-exclusive license to Practice the Novartis HSC Background Intellectual Property (i) during the Research Term, to research and Develop HSC Products; and (ii) during and after the Research Term, to research, Develop, and Commercialize any Intellia HSC Products in the HSC Field (the “Novartis HSC Background IP License”). Subject to Section 5.3.4 and Section 2.6, Intellia and its Affiliates will have the right to sublicense the Novartis HSC Background IP License [***] to Third Party vendors, service providers, and collaborators, solely for Practice in connection with the research, Development, and Commercialization of such Intellia HSC Products.

5.3.2 CART Products. Intellia hereby grants to Novartis and its Affiliates a worldwide license to Practice the Intellia Intellectual Property and Collaboration Platform Intellectual Property (a) during the Research Term, to research and Develop any CART Products under the CART Research Plan; and (b) during and after the Research

Term, to research, Develop, and Commercialize any CART Products in the CART Field. [***]. Subject to Section 5.3.4 and Section 2.6, Novartis and its Affiliates will have the right to sublicense such rights [***] to Third Party vendors, service providers, and collaborators, solely for Practice in connection with the research, Development, and Commercialization of such CART Products.

5.3.3 In Vivo Products. Intellia hereby grants to Novartis and its Affiliates a worldwide, non-exclusive license to Practice the Intellia Intellectual Property and Collaboration Platform Intellectual Property (a) following [***] of the Effective Date and for the remainder of the Research Term, to research and Develop In Vivo Products under any In Vivo Research Plans; and (b) after the Research Term, to research, Develop, and Commercialize any Novartis Selected In Vivo Products in the In Vivo Field. Subject to Section 5.3.4 and Section 2.6, Novartis and its Affiliates will have the right to sublicense such rights through multiple tiers to Third Party vendors, service providers, and collaborators, solely for Practice in connection with the research, Development, and Commercialization of such Novartis Selected In Vivo Products.

5.3.4 Sublicensing Rights. Novartis and its Affiliates may grant sublicenses of the license granted in Section 5.3.1(a), Section 5.3.2, and Section 5.3.3, and Intellia and its Affiliates may grant sublicenses of the license granted in Section 5.3.1(b), provided that (a) such sublicense (i) is in writing, (ii) is subject and subordinate to, and consistent with, the terms and conditions of this Agreement, and (iii) requires the applicable sublicensee to comply with all applicable terms of this Agreement [***]; (b) with respect to Novartis or any of its Affiliates as the sublicensing Party to the extent required by the Key License Agreements as in effect on the Effective Date or the agreements for any Included Intellia New In-Licensed Intellectual Property, Novartis promptly notifies Intellia of the grant of each sublicense and provides Intellia a copy of the final executed sublicense agreement, redacted for information not pertinent to this Agreement to the extent that such redactions do not reasonably impair Intellia’s ability to ensure compliance with this Agreement, the Key License Agreements or agreements for any Included Intellia New In-Licensed Intellectual Property, as applicable, (c) Novartis or Intellia, as applicable, shall be responsible for the failure by its sublicensees to comply with, and Novartis or Intellia, as applicable, guarantees the compliance by each of its sublicensees with, all relevant restrictions, limitations and obligations in this Agreement, and [***].

5.3.5 Maintenance & Compliance of License Agreements.

(a) With respect to the Intellectual Property Rights that are licensed to Intellia under any license agreement comprising the Key License Agreements, (i) Intellia will use Commercially Reasonable Efforts to maintain the relevant license agreement in full force and effect; (ii) Intellia will provide prompt written notice to Novartis if it becomes aware of or receives any notice that Intellia or its licensor is in breach or default of any such license agreement, (iii) Intellia will use Commercially Reasonable Efforts to cure such breach or default [***], and (iv) Intellia will not cause the Key License Agreements to be amended or modified in any way that would reasonably be expected to have a material adverse effect on Novartis’ rights under this Agreement [***]; (v) if Intellia becomes aware that any of its licensors has terminated or receives notice that any of its licensors intend to terminate any such license agreement or otherwise materially restrict or limit Intellia’s and Novartis’ rights to the relevant Intellectual Property Rights, (A) Intellia will provide prompt written notice to Novartis [***].

(b) The licenses granted to Novartis and its Affiliates under Sections 5.3.1(a), 5.3.2 and 5.3.3 will be subject to Novartis’ and its Affiliates’, and their sublicensees’ compliance as of the Effective Date with the terms of the Key License Agreements [***] and the terms of the agreements for any Included Intellia New In-Licensed Intellectual Property, as applicable.

5.3.6 Novartis Other Background Intellectual Property. Novartis hereby grants to Intellia and its Affiliates a worldwide, non-exclusive, fully paid and royalty-free license to Practice the Novartis Other Background Intellectual Property to research, Develop, and Commercialize Intellia HSC Products and therapeutic, prophylactic, and/or palliative CRISPR-based in vivo products by or on behalf of Intellia or its Affiliates. Subject to Section 5.3.4 and Section 2.6, Intellia and its Affiliates will have the right to sublicense the license granted under this Section 5.3.6 [***] to Third Party vendors, service providers, and collaborators, solely for Practice in connection with the research, Development, and Commercialization of such Intellia HSC Products and therapeutic, prophylactic, and/or palliative CRISPR-based in vivo products with (e.g., collaborations) or on behalf of Intellia or its Affiliates. Novartis will have the right to terminate rights [***] upon written notice to Intellia in the event that Intellia or any of its

Affiliates [***] (an “Intellia Other Patent Challenge”). In the event Intellia or any of its Affiliates intends to assert an Intellia Other Patent Challenge [***] not less than [***] days prior to making any such assertion, Intellia shall provide to Novartis a complete written disclosure of each basis known to Intellia for such assertion. Novartis must exercise its right to terminate Intellia’s rights [***] within [***] days of the Novartis’ receipt of service of process (or its equivalent) in the relevant administrative or legal proceeding, [***].

Section 5.4 Exclusivity.

5.4.1 HSC.

(a) [***].

(b) [***]

5.4.2 CART Program. [***].

5.4.3 In Vivo Program. [***].

Section 5.5 Licenses in Bankruptcy.

All licenses granted under or pursuant to this Agreement are intend to be licenses of intellectual property as contemplated by Section 365(n) of the United States Bankruptcy Code and equivalent or corresponding provisions of Applicable Laws of other jurisdictions. Each licensee may retain and may fully exercise all of its protections, rights, and elections under all Applicable Laws.

Section 5.6 No Implied Licenses.

The licenses set forth in this Article V are limited in scope to those expressly set forth in this Agreement, and no implied license is intended to be created by this Agreement.

ARTICLE VI

[***]

[***]

ARTICLE VII

PAYMENTS

Section 7.1 Technology Access Fee; Annual Access Fee; Equity.

7.1.1 Upfront Technology Access Fee Payment. Novartis will make a one time payment of USD$10,000,000 within [***] days after receipt of an Invoice for the same, which will be issued on or after [***].

7.1.2 Annual Access Fee. [***] Novartis will make annual payments of USD$5,000,000 each within [***] days of receipt of an Invoice for the same, with the [***] payment to be paid by Novartis to Intellia no later than [***] (provided Novartis has received an Invoice therefor at least [***] days prior to such date) and the subsequent annual payments to be invoiced on the [***]. In no events will payments pursuant to this Section 7.1.2 exceed USD$20,000,000 in the aggregate.

7.1.3 Additional Selected HSC Targets Fee. For each Additional Selected HSC Target, Novartis will make a payment of [***], which will be paid within [***] days of receipt of an Invoice for the same, to be issued upon receipt of Novartis’ notice to Intellia [***].

7.1.4 Equity Investment. Novartis will have the right to make the investments set forth in the Equity Agreements.

Section 7.2 Research Funding Payments.

7.2.1 HSC Program; CART Program.

(a) [***], Novartis will make to Intellia research funding reimbursements payments (“Research Funding Payments”) in the amount of [***] in the aggregate per [***] period [***] and, unless agreed upon by the Parties in writing, not to exceed USD$20,000,000 in the aggregate [***]. Specifically, Novartis will make quarterly Research Funding Payments in the amount of [***] within [***] days of Novartis’ receipt of an Invoice for the same issued by Intellia upon the [***] day of the applicable such [***] period.

[***]

7.2.2 In Vivo Program. If pursuant to Section 2.4.3, if the Parties agree that Intellia will be responsible for activities under an In Vivo Research Plan, then for all such activities performed by or behalf of Intellia, Novartis will reimburse Intellia at the FTE Rate consistent with the In Vivo Budget included in any applicable In Vivo Research Plans (“In Vivo Research Funding Payments”). Novartis will make [***] In Vivo Research Funding Payments [***].

7.2.3 General. [***]

Section 7.3 Development and Approval Milestones.

7.3.1 Generally. The fees set forth in the table below (collectively, “Milestone Payments”) will accrue to Intellia upon the achievement by Novartis, its Affiliates, or any of their sublicensees of the corresponding events (the “Milestones”) with respect to each Product per Target that achieves such Milestone; provided, however, that:

(a) HSC Products. On a Novartis Selected HSC Target-by- Novartis Selected HSC Target basis and an Additional Selected HSC Target-by-Additional Selected HSC Target basis, as applicable, Milestones Payments shall be as follows:

[***]

(b) CART Products. On a CART Therapeutic Target-by-CART Therapeutic Target basis, Milestones Payments shall be as follows:

[***]

(c) In Vivo Products. On a Novartis Selected In Vivo Target -by- Novartis Selected In Vivo Target basis, Milestones Payments shall be as follows:

[***]

(e) [***]

(f) Example of Milestones Payment. An example of the Milestone payments and the provisions of clauses (a) through (e), above, is set forth as Exhibit D.

[Table Follows]

#	Milestone	Milestone Payment
1.	Filing of the IND for the Product	[	***]
2.	FPFD of Phase IIa Trial of the Product	[	***]
3.	FPFD of Phase IIb Trial of the Product	[	***]
4.	FPFD of Phase III Trial of the Product	[	***]
5.	First Regulatory Approval of the Product worldwide: (††)	[	***]
[***] [***]
6.	Second Regulatory approval of the Product worldwide (††)	[	***]
[***] [***]
7.	Regulatory Approval in the US of the Product for an Additional Labeled Indication: (†††)	[	***]
[***] [***]
8.	Regulatory Approval in the EU of the Product for an Additional Labeled Indication (†††)	[	***]
[***] [***]

[***]

(††) For the avoidance of doubt, the total amount payable under Milestones 5 and 6 shall not exceed [***] for each Product per Target.
(†††) For the avoidance of doubt, the total amount payable under Milestones 7 and 8 shall not exceed [***] for each Product per Target.

7.3.2 Milestone Payments. Novartis will provide Intellia with written notice within [***] days after Novartis determines or is informed that the relevant Milestone has been achieved. Novartis will pay the corresponding Milestone Payment within [***] days after receipt of an Invoice for the same.

7.3.3 Skipped Milestones. [***]

Section 7.4 Royalties on Products.

7.4.1 Royalties Generally. Novartis or its Affiliate will make royalty payments to Intellia [***] on a Product by Product basis at the following marginal royalty rates (“Royalties”):

[***]	Marginal Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]

7.4.2 Royalty Duration. Royalties will be payable on a Product by Product and country by country basis during the Royalty Term. Thereafter, Novartis’, its Affiliates’ and their sublicensees’ rights to such Product in such country will be Royalty-free.

7.4.3 Payment of Royalties. Within [***] days after the end of each Calendar Quarter during the Royalty Term, Novartis will provide Intellia with a report stating the Net Sales of Products sold by Novartis or its Affiliates [***] during that Calendar Quarter, together with the calculation of the Royalties due to Intellia. Royalty payments will be made by Novartis or its Affiliate to a bank account indicated by Intellia within [***] days after the date of receipt by Novartis of an Invoice for the indicated amount.

7.4.4 Loss of Market Exclusivity. If a Loss of Market Exclusivity for any Product occurs in any country, then for the remaining period of the Royalty Term following such Loss of Market Exclusivity, the Net Sales for such country [***] for the purpose of the calculation of Royalties due under Section 7.4.1 will be reduced by [***].

7.4.5 Know How Only Royalties. If, during the Royalty Term, the relevant Product is not covered by a Valid Claim in the applicable country, then for so long as there is no Valid Claim in such country during the Royalty Term, the Net Sales for such country [***] for the purpose of the calculation of Royalties due under Section 7.4.1 will be reduced by [***].

7.4.6 Minimum Royalties. Notwithstanding any multiple reductions that may be taken pursuant to this Article VII [***], in no event will the Royalty rates under this Agreement fall below, as applicable, the Royalty Rates of the Revised Royalty Floor set forth in Section 7.6.2(b), or [***] of the Royalty rates set forth in Section 7.4.1 in any Calendar Quarter pursuant to this Section 7.4.6. [***].

7.4.7 Sample Computations. Sample Royalty computations for Section 7.4 are set forth on Exhibit E.

7.4.8 Payments on Novartis HSC Background IP License.

(a) [***].

(b) [***].

(c) [***].

(d) [***].

(e) [***].

(f) [***].

Section 7.5 Sales Milestones on Products.

Novartis will make each of the following [***] payments (each, a “Sales Milestone Payment”) when [***] (the “Sales Milestones”):

[***]	Sales Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]

Novartis will provide written notice to Intellia within [***] days of its determination that a Sales Milestone as contemplated by this Section 7.5 has been achieved, and will make the corresponding Sales Milestone Payment within [***] days after the date of receipt by Novartis of an Invoice for the indicated amount.

Section 7.6 Third Party Royalties.

7.6.1 Caribou. Novartis will reimburse Intellia for [***]; provided, however, that Novartis will not be responsible for [***]. All such reimbursement payments will be made within [***] days of receipt of an Invoice for the same [***].

7.6.2 Third Party Obligations.

(a) Except as contemplated by Section 7.6.1, Intellia will remain responsible for the payment of royalty, milestone and other payment obligations, if any, due to Third Parties under any other (i.e., not identified in Section 7.6.1) Intellia Intellectual Property that has been licensed to Intellia as of the Effective Date. After the Effective Date, if

Intellia in-licenses Intellectual Property Rights of a Third Party that cover the Intellia Platform or improvements thereto (“Intellia New In-Licensed Intellectual Property”), then Intellia shall make such Intellia New In-Licensed Intellectual Property available to be included in the licenses to Novartis under this Agreement by notifying Novartis of the Intellia New In-Licensed Intellectual Property and related agreement, including any anticipated financial obligations that may arise if Novartis were to elect to take a sublicense to such Intellectual Property Rights. Within [***] days of receiving notice of any Intellia New In-Licensed Intellectual Property, Novartis may elect to add such Intellectual Property Rights to the Intellia Intellectual Property (“Included Intellia New In-Licensed Intellectual Property”) [***] If Novartis fails or declines to make the election specified in this section within [***] days of receiving the notice from Intellia, such declined Intellectual Property Rights shall not be included as Intellia Intellectual Property [***] (“Excluded Intellia New In-Licensed Intellectual Property”) [***]. Further, Excluded Intellia New In-Licensed Intellectual Property shall include any Intellectual Property licensed or acquired by Intellia from a Third Party after the Effective Date that is not Intellia New In-Licensed Intellectual Property.

(b) If Novartis determines that licenses or other rights to Intellectual Property Rights of a Third Party are required to Practice the Intellia Intellectual Property (other than those already in-licensed by Intellia and available to Novartis pursuant to the terms of Section 7.6.2(a) above), Novartis will have the right to negotiate and acquire such rights through a license and will be responsible for all amounts to be paid to such Third Party; provided, however, that [***].

(c) After the Effective Date, if Novartis in-licenses Intellectual Property Rights of a Third Party that cover the Intellia Platform or improvements thereto (“Novartis New In-Licensed Platform Intellectual Property”), then Novartis shall make such Novartis New In-Licensed Platform Intellectual Property available to be included in the license granted to Intellia under Section 5.3.6 by notifying Intellia of the Novartis New In-Licensed Platform Intellectual Property and related agreement, including any anticipated financial obligations that may arise if Intellia were to elect to take a sublicense to such Intellectual Property. Within [***] days of receiving notice of any Novartis New In-Licensed Platform Intellectual Property, Intellia may elect to add such Intellectual Property Rights to the Novartis Other Background Intellectual Property (“Included Novartis New In-Licensed Platform Intellectual Property”) [***]. If Intellia fails or declines to make the election specified in this section within [***] days of receiving the notice from Novartis, such declined Intellectual Property Rights shall not be included as Novartis Other Background Intellectual Property [***] (“Excluded Novartis New In-Licensed Platform Intellectual Property”) [***].

Section 7.7 [***]

Section 7.8 Recordkeeping and Reports.

7.8.1 Recordkeeping Generally. Each Party will keep complete, true and accurate books and records in accordance with its Accounting Standards, as applicable, in relation to this Agreement, including, in the case of Novartis, with respect to Net Sales and Royalties, and in the case of Intellia, FTEs rendered pursuant to this Agreement, and Intellia Net Sales. Each Party will keep such books and records for at least [***] following the Calendar Year to which they pertain. Each Party will promptly notify the other in advance of any changes to the Accounting Standards by which its records are maintained, it being understood that each Party may only use internationally recognized accounting principles (e.g., IFRS, US GAAP, etc.).

7.8.2 Audit Right. Each Party may, upon written request, cause an internationally-recognized independent accounting firm (the “Auditor”), which is reasonably acceptable to the other Party, to inspect the relevant records of the other Party and its Affiliates to verify the amounts payable by the Parties and the related reports, statements and books of accounts, as applicable, referenced in Section 7.8.1 and 7.6.1. Before beginning its audit, the Auditor will execute an undertaking acceptable to the audited Party by which the Auditor agrees to keep confidential all information reviewed during the audit. The Auditor will have the right to disclose to the Party requesting the audit only its conclusions regarding any payments owed under this Agreement.

7.8.3 Inspection of Books and Records. The audited Party and its Affiliates will make their records available for inspection by the Auditor during regular business hours at such place or places where such records are customarily kept, upon receipt of reasonable advance notice from the Party requesting the audit. The records will be reviewed solely to verify the accuracy of the Parties’ financial obligations corresponding to this Agreement. Such inspection right will not be exercised more than once in any Calendar Year and not more than once with respect to records covering any specific period of time. In addition, each Party will only be entitled to audit the books and records of the other Party from the [***] prior to the Calendar Year in which the audit request is made. The Party requesting the audit will hold in strict confidence all information received and all information learned in the course of any audit or inspection, except to the extent necessary to enforce its rights under this Agreement or to the extent required to comply with any Applicable Laws.

7.8.4 Report. The Auditor will provide its audit report and basis for any determination both Parties before it is considered final. If the final result of the inspection reveals an undisputed underpayment or overpayment, then the underpaid or overpaid amount will be settled promptly. If the audited Party disagrees with the findings of the report, it will provide the other Party and the Auditor with a reasonably detailed statement of the grounds upon which it disputes such findings in the audit report and the Auditor will undertake to complete such further determination within 30 days after the dispute notice is provided, which determination will be limited to the disputed matters. The Parties will use reasonable efforts, through the participation of finance representatives of both companies, to resolve any dispute arising in relation to the audit by good faith discussion.

7.8.5 Payment for Audit. The Party requesting the audit will pay for such inspections, as well as its expenses associated with enforcing its rights with respect to any payments hereunder; provided that (a) if an underpayment of royalties of more than [***]% of the total payments due by Novartis hereunder for the applicable Calendar Year is discovered and is due to an error or omission of Novartis, the fees and expenses charged by the Auditor will be paid by Novartis; and (b) if an overpayment by Novartis of more than [***]% of the total payments due hereunder for the applicable Calendar Year is discovered and is due to an error or omission of Intellia, the fees and expenses charged by the Auditor will be paid by Intellia.

7.8.6 Commercially Reasonable Efforts Report. Starting on [***] and on an [***] basis thereafter during the Agreement Term, Novartis will provide Intellia a report of each Novartis Selected HSC Product, Additional Selected HSC Product, Advanced CART Product, and In Vivo Product that is then the subject of ongoing research, Development, and Commercialization activities [***]. Each such report shall detail the current status of Development of each such Product, and the anticipated date of the next milestone to be achieved by such Product.

Section 7.9 Payments; Interest.

All payments will be made in US Dollars by wire transfer in immediately available funds to a bank and account designated in writing by Intellia for payments to be made by Novartis hereunder, or designated in writing by Novartis for payments, if any, to be made by Intellia pursuant to Section 7.4.8 and 7.6.2(c). Any payments which fall due on a date that is not a Business Day will be due on the next date that is a Business Day. Any payments or portions thereof due hereunder which are not paid when due shall bear simple interest equal to the lesser of (a) one-month Euribor plus 200 basis points per annum, or (b) the maximum rate permitted by Applicable Law, calculated on the number of days such payment is delinquent.

Section 7.10 Projections.

Intellia and Novartis acknowledge that nothing in this Agreement will be construed as representing an estimate or projection of anticipated sales of any Product, and that the Milestones and Net Sales levels set forth above or elsewhere in this Agreement or that have otherwise been discussed by the Parties are merely intended to define the payments and royalty obligations to Intellia if such Milestones or Net Sales levels are achieved. NEITHER Intellia NOR Novartis MAKES ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, THAT IT WILL BE ABLE TO SUCCESSFULLY RESEARCH, DEVELOP OR COMMERCIALIZE ANY PRODUCT OR SERVICE OR, IF COMMERCIALIZED, THAT ANY PARTICULAR NET SALES LEVEL OF SUCH PRODUCT OR SERVICE WILL BE ACHIEVED.

ARTICLE VIII

CONFIDENTIALITY

Section 8.1 Undertaking.

Subject to the other provisions of this Article VIII, all Confidential Information disclosed by a Party or its Affiliates in connection with the Collaboration or under this Agreement will be maintained in confidence and otherwise safeguarded by the recipient Party. The recipient Party may only use such Confidential Information for the purposes of this Agreement and pursuant to the rights granted to the recipient Party under this Agreement. Subject to the other provisions of this Article VIII, each Party will hold as confidential such Confidential Information of the other Party or its Affiliates in the same manner and with the same protection as such recipient Party maintains its own confidential information (but in no event will it exercise less than reasonable care with respect to such Confidential Information). Subject to the other provisions of this Article VIII, a recipient Party may only disclose Confidential Information of the other Party to employees, agents, contractors, consultants, and advisers of the recipient Party and its Affiliates, licensees and sublicensees and to Third Parties to the extent reasonably necessary for the purposes of, and for those matters undertaken pursuant to, this Agreement; provided that such Persons are bound to maintain the confidentiality of the Confidential Information in a manner consistent with the confidentiality provisions of this Agreement. The Parties acknowledge that Confidential Information has been exchanged between the Parties prior to the Effective Date pursuant to the Confidentiality Agreement. The Parties agree that as of the Effective Date the Confidentiality Agreement is hereby terminated without further force and effect and is superseded by this Article VIII, and all obligations between the Parties relating to all such Confidential Information exchanged before the Effective Date will be governed by this Article VIII.

Section 8.2 Exceptions to Confidentiality.

The obligations under this Article VIII will not apply to any information to the extent the recipient Party can demonstrate by competent evidence that such information:

(a) is (at the time of disclosure) or becomes (after the time of disclosure) known to the public or part of the public domain through no breach of this Agreement by the recipient Party or its Affiliates;

(b) was known to, or was otherwise in the possession of, the recipient Party or its Affiliates prior to the time of disclosure by the disclosing Party or any of its Affiliates;

(c) is disclosed to the recipient Party or an Affiliate on a non-confidential basis by a Third Party who is entitled to disclose it without breaching any confidentiality obligation to the disclosing Party or any of its Affiliates; or

(d) is independently developed by or on behalf of the recipient Party or its Affiliates, as evidenced by its written records, without reference to the Confidential Information disclosed by the disclosing Party or its Affiliates under this Agreement.

Specific aspects or details of Confidential Information will not be deemed to be within the public domain or in the possession of the recipient Party merely because the Confidential Information is embraced by more general information in the public domain or in the possession of the recipient Party. Further, any combination of Confidential Information will not be considered in the public domain or in the possession of the recipient Party merely because individual elements of such Confidential Information are in the public domain or in the possession of the recipient Party unless the combination and its principles are in the public domain or in the possession of the recipient Party.

Section 8.3 Authorized Disclosures.

In addition to disclosures allowed under Sections 8.1 and 8.2, each Party may disclose Confidential Information belonging to the other Party or its Affiliates to the extent such disclosure is necessary in the following instances: (a) filing or prosecuting Patent Rights; (b) in connection with seeking for or obtaining Regulatory Approval; (c) prosecuting or defending litigation as permitted by this Agreement; (d) complying with applicable court orders or governmental regulations; (e) to any potential or actual investor, lender, financing partner, acquirer, or merger partner, or (f) to the extent otherwise necessary or appropriate in connection with exercising the license and other rights granted to it hereunder. If the recipient Party is required to disclose Confidential Information of the disclosing Party by Applicable Law or in connection with bona fide legal process, such disclosure will not be a breach of this Agreement; provided that the recipient Party (i) informs the disclosing Party as soon as reasonably practicable of the required disclosure; (ii) limits the disclosure to the required purpose; and (iii) at the disclosing Party’s request and expense, assists in an attempt to object to or limit the required disclosure.

Section 8.4 Publicity.

8.4.1 The Parties will agree on a mutually acceptable press release to be issued within [***] following the execution of this Agreement.

8.4.2 Subject to Section 8.4.1, no public announcement concerning the existence or the terms of this Agreement or concerning the transactions described herein will be made, either directly or indirectly, by a Party or its Affiliates without first obtaining the written consent of the other Party; provided that either Party may disclose such information as may be required by Applicable Law, including those incident to the listing of securities on a stock exchange, without the consent of the other Party; provided further that the Party disclosing such information will (a) only disclose such information as is required by such Applicable Law; (b) provide reasonable advance notice to the other Party of the intended disclosure and the content of that disclosure; and (c) seek a confidential treatment order (or a protective or limiting order, as applicable) for all provisions of this Agreement that can be reasonably deemed to be trade secrets and will permit the non-disclosing party reasonable advance notice and the opportunity to comment on any such confidential treatment request or protective order request.

Section 8.5 Material Transfer.

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ARTICLE IX

REPRESENTATIONS, WARRANTIES, AND COVENANTS

Section 9.1 Representations and Warranties of Both of the Parties.

Each Party represents and warrants to the other as of the Effective Date that: (a) it is a corporation duly organized, validly existing, and in good standing under the Applicable Laws of its jurisdiction of incorporation; (b) it has full corporate power and authority to execute, deliver, and perform this Agreement, and has taken all corporate action required by law and its organizational documents to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement; (c) this Agreement constitutes a valid and binding agreement enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent transfer, or other Applicable Laws affecting the rights and remedies of creditors generally and by general principles of equity; (d) all consents, approvals and authorizations from all governmental authorities or other Third Parties required to be obtained by such Party in connection with this Agreement have been obtained; and (e) the execution and delivery of this Agreement and all other instruments and documents required to be executed pursuant to this Agreement, and the consummation of the transactions contemplated hereby do not and will not (i) conflict with or result in a breach of any provision of its organizational documents; (ii) result in a breach of any agreement to which it is a party; or (iii) violate any Applicable Law.

Section 9.2 Representations and Warranties of Intellia.

Intellia represents and warrants to Novartis as of the Effective Date as follows: (a) true and correct copies of [***] respectively, as they exist as of the Effective Date have been provided to Novartis (collectively, the “Key License Agreements”); (b) [***], are in full force and effect as of the Effective Date, and Intellia has no knowledge of any facts or circumstances that would constitute a breach of any of the Key License Agreements on the part of any of the parties to those agreements; (c) Intellia has not granted any Third Party rights that would conflict with Novartis’ rights granted hereunder, and there are no agreements or arrangements to which Intellia or any of its Affiliates is a party relating to any Intellectual Property Rights, however arising, Controlled by Intellia that would limit the rights granted to Novartis under this Agreement; (d) to Intellia’s knowledge, the Patent Applications included in the Intellia Intellectual Property on the Effective Date have been filed and prosecuted in accordance with all Applicable Laws; and (e) except as set forth on Schedule 9.2(e), all of Intellia’s employees, officers, and consultants have executed agreements or have existing obligations under Applicable Law requiring assignment to Intellia of all inventions made during the course of and as the result of the Collaboration and obligating such individuals to maintain as confidential Intellia’s Confidential Information as well as confidential information of other parties (including Novartis’ and Novartis’ Affiliates) that such individual may receive in the conduct of the Collaboration.

Section 9.3 Representations and Warranties of Novartis.

Novartis represents and warrants to Intellia as of the Effective Date as follows: (a) all of its employees, officers, and consultants have executed agreements or have existing obligations under Applicable Law requiring assignment to Novartis of all inventions made during the course of and as the result of the Collaboration and obligating the individual to maintain as confidential Novartis’ Confidential Information as well as confidential information of other parties (including Intellia’s) that such individual may receive in the conduct of the Collaboration; (b) it has not granted any Third Party rights that would conflict with Intellia’s rights granted hereunder, and there are no agreements or arrangements to which Novartis or any of its Affiliates is a party relating to any Intellectual Property Rights, however arising, Controlled by Novartis that would limit the rights granted to Intellia under this Agreement; (c) to its knowledge, the Patent Applications included in the Novartis Intellectual Property on the Effective Date have been filed and prosecuted in accordance with all Applicable Laws; and (d) [***].

Section 9.4 Covenants.

9.4.1 Compliance with Applicable Law. Each of the Parties will conduct the Collaboration in compliance with all Applicable Laws, including, laws and regulations relating to health, safety and the environment, fair labor practices, anti-bribery, and unlawful discrimination.

9.4.2 Personal Information and Privacy. In the course of the performance of the Collaboration, each of the Parties may acquire the Personal Information (as defined herein) of individuals from various sources and countries. Each of the Parties will, and will cause its Affiliates and agents to, process all Personal Information it acquires under or in connection with this Agreement in compliance with all applicable data protection laws, including the data protection laws of the European Union, European Economic Area, Switzerland, the United States and various localities therein. Each of the Parties acknowledges that the requirements under such data protection laws may exceed the requirements applicable to Confidential Information set forth in Article VIII. Each of the Parties may, on reasonable prior notice, audit the other Party’s compliance with such data protection laws. For this purpose, “Personal Information” means any information that can be used to identify, describe, locate or contact an individual, including (a) name or initials; (b) home or other physical address; (c) telephone number; (d) email address or online identifier associated with the individual; (e) social security number or other similar government identifier; (f) employment, financial or health information; (g) information specific to an individual’s physical, physiological, mental, economic, racial, political, ethnic, ideological, cultural or social identity; (h) photographs; (i) dates relating to the individual (except years alone); (j) financial account numbers; (k) genetic material or information; (l) business contact information; and (m) any other information relating to an individual that, alone or in combination, with any of the above, can be used to identify an individual. Novartis will anonymize all information related to any Novartis Materials consisting of human biological samples.

9.4.3 No Conflicting Agreements. Each of the Parties covenants that it will not enter into any agreement, arrangement, or undertaking after the Effective Date that would prohibit or restrict its ability to perform its obligations as set forth in this Agreement or materially alter the other Party’s rights under this Agreement.

Section 9.5 Disclaimers.

EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, THE PARTIES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO ANY INTELLIA INTELLECTUAL PROPERTY, NOVARTIS BACKGROUND INTELLECTUAL PROPERTY, COLLABORATION INTELLECTUAL PROPERTY, TARGETS, PRODUCTS OR SERVICES, INCLUDING WARRANTIES OF VALIDITY OR ENFORCEABILITY OF ANY PATENT RIGHTS, TITLE, QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, PERFORMANCE, AND NON-INFRINGEMENT OF ANY THIRD PARTY PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS.

ARTICLE X

INDEMNIFICATION

Section 10.1 Indemnification by Intellia.

Intellia will indemnify, defend, and hold Novartis, its Affiliates, and their respective employees, shareholders, officers, and directors, and the successors, heirs and assigns of each of them (the “Novartis Indemnitees”), harmless against any loss, damages, liability or expense, as well as reasonable attorneys’ fees and litigation expenses (collectively, a “Loss”) incurred by any Novartis Indemnitee in connection with any action, suit, proceeding, claim or demand by a Third Party, including personal injury and product liability matters (a “Third Party Claim”), to the extent that (a) such Loss is based on or arises out of the breach by Intellia of any of its covenants, representations, or warranties set forth in this Agreement (but excluding any such Loss that is caused by the negligent, reckless or intentional acts or omissions of Novartis or any other Novartis Indemnitee); or (b) such Loss relates to Intellia’s, its Affiliates, or its or their licensees’ or contractors’ actions in connection with the research, Development, manufacture, use or Commercialization of an Intellia Selected Product.

Section 10.2 Indemnification by Novartis.

Novartis will indemnify, defend, and hold Intellia, its Affiliates, and their respective employees, shareholders, officers, and directors and the successors, heirs, and assigns of each of them (the “Intellia Indemnitees”), harmless against any Loss incurred by any Intellia Indemnitee in connection with any Third Party Claim to the extent (a) such Loss is based on or arises out of the breach by Novartis of any of its covenants, representations, or warranties set forth in this Agreement (but excluding any such Loss that is caused by the negligent, reckless or intentional acts or omissions of Intellia or any other Intellia Indemnitee); or (b) such Loss relates to Novartis’, its Affiliates’, or its or their licensees’ or contractors’ actions in connection with the research, Development, manufacture, use or Commercialization of a Product.

Section 10.3 Claims Procedures.

Each Person entitled to be indemnified by the other Party (an “Indemnified Party”) pursuant to Section 10.1 or Section 10.2 will give notice to the other Party (an “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any threatened or asserted claim as to which indemnity may be sought, and will permit the Indemnifying Party to assume the sole control of the defense of any such claim or any litigation resulting therefrom; provided, however:

(a) that counsel for the Indemnifying Party who will conduct the defense of such claim or any litigation resulting therefrom will be approved by the Indemnified Party (whose approval will not unreasonably be withheld) and the Indemnified Party may participate in such defense at the Indemnified Party’s expense, unless the Indemnified Party reasonably concludes that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in the defense of such action, in each of which cases the Indemnifying Party will pay the reasonable fees and expenses of one law firm serving as counsel for the Indemnified Party, which law firm will be subject to approval, not to be unreasonably withheld, by the Indemnifying Party;

(b) the failure of any Indemnified Party to give notice as provided herein will not relieve the Indemnifying Party of its obligations under this Agreement to the extent that the failure to give notice did not result in harm to the Indemnifying Party or materially compromise the defense of such claim;

(c) no Indemnifying Party, in the defense of any such claim or litigation, will consent to entry of any judgment or enter into any settlement, except with the approval of each Indemnified Party (which approval will not be unreasonably withheld), except a settlement which imposes only a monetary obligation on the Indemnifying Party and which includes as an unconditional term thereof the giving of a release from all liability in respect to such claim or litigation by the claimant or plaintiff to the Indemnified Party; and

(d) each Indemnified Party will furnish such information or reasonable assistance regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and will be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

Section 10.4 Mitigation of Loss.

Each Indemnified Party will take and will procure that the other Novartis Indemnitees, where Novartis is the Indemnified Party, and the other Intellia Indemnitees, where Intellia is the Indemnified Party, take all such reasonable steps and action as are necessary or as the Indemnifying Party may reasonably require in order to mitigate any Loss (or potential Loss) under this Article X. Nothing in this Agreement will or will be deemed to relieve any Party of any common law or other duty to mitigate any losses incurred by it.

Section 10.5 Special, Indirect and Other Losses.

Neither Party nor any of its Affiliates will be liable in contract, tort, negligence, breach of statutory duty, or otherwise for any special, indirect, incidental, punitive, or consequential damages or for any economic loss or loss of profits suffered by the other Party, except to the extent such damages are required to be paid to a Third Party as a part of a Loss for which that Party is to provide indemnification under this Article X or for such Party’s fraud, gross negligence or intentional misconduct.

ARTICLE XI

TERM AND TERMINATION

Section 11.1 Term.

This Agreement commenced will commence on the Effective Date and, unless terminated pursuant to Section 11.2, continue in full force and effect until the fulfillment of the later of (a) the expiration of Novartis’ payment obligations hereunder, or (b) the date of expiration of the last-to-expire Patent Right that is licensed to either Party as set forth in Article V (the “Agreement Term”), subject to the survival of specified provisions of this Agreement pursuant to Section 11.3 below.

Section 11.2 Termination for Cause.

11.2.1 Breach of the Agreement. If either Party is in material breach of this Agreement, the non-breaching Party may send a written notice to the breaching Party that describes such breach in sufficient detail to permit the breaching party to cure such breach (if capable of cure). The breaching Party will have a period of [***] days to cure such breach (if capable of cure). If the breach has been timely cured, the notice of termination will be deemed null and void. If the breach has not been timely cured (or if the breach is incapable of cure), the non-breaching party will have the right to terminate the Agreement by providing written notice, and the Agreement and, if applicable, the Research Term, will terminate upon receipt of such notice, subject to a stay of termination if arbitration is pending, as set forth in Section 12.2.3.

(a) If Novartis terminates this Agreement pursuant to this Section 11.2.1, then:

(i) the following provisions will terminate as of as of the effective date of such notice: Article II (except as provided below), Article III (except as provided below), Article IV (except as provided below), Article V (except as provided below), and Article VII (except as provided below); and

(ii) the following provisions will survive such termination and continue in full force and effect thereafter: Section 2.4.2(a), Section 2.4.4, Section 2.5, Sections 3.6.2(c), Section 3.7.2(b), Section 3.7.2(c), Section 3.8.3, Section 4.1.2(a), Section 4.1.2(c), Section 4.1.2(d), Section 4.2.2, Section 4.3, Section 4.4, Section 5.2, Section 5.3.1(a), Section 5.3.2, Section 5.3.3, Section 5.3.4, Section 5.3.5, Section 5.4, Section 5.5, Section 5.6, Article VI, Section 7.3, Section 7.4 (excluding Section 7.4.8), Section 7.5, Section 7.6, Section 7.7, Section 7.8, Section 7.9 and those provisions set forth in Section 11.3.

(b) If Intellia terminates this Agreement pursuant to this Section 11.2.1, then:

(i) the following provisions will terminate as of as of the effective date of such notice: Article II, Article III (except as provided below), Article IV (except as provided below), Article V (except as provided below), Article VI, Section 7.1.2, and Section 7.2; and

(ii) the following provisions will survive such termination and continue in full force and effect thereafter: Section 3.6.2(b), Section 3.8.3, Section 3.9, Section 4.1.2(b), Section 4.1.2(e), Section 4.4, Section 5.2, Section 5.3.1(b), Section 5.3.4, Section 5.3.6, Section 5.5, Article VII (other than Sections 7.1.2 and 7.2) and those provisions set forth in Section 11.3.

(c) The Parties agree that termination pursuant to this Section 11.2.1 is a remedy to be invoked only if the breach cannot be adequately remedied through a combination of specific performance and the payment of money damages. In that regard, if the money damages payable under this Agreement by reason of a breach were materially limited by reason of Section 10.5 (for reasons other than the exclusion for punitive damages), it will be assumed that the payment of money damages was not an adequate remedy for the breach unless the breaching Party elects to waive the protections of Section 12.3 (other than with respect to punitive damages) and pay the resulting amounts.

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11.2.2 Termination of Business; Insolvency. Either Party may terminate this Agreement immediately by written notice to the other Party if the other Party undergoes an Insolvency Event.

(a) If Novartis terminates this Agreement pursuant to this Section 11.2.2, then:

(i) the following provisions will terminate as of as of the effective date of such notice: Article II (except as provided below), Article III (except as provided below), Article IV (except as provided below), Article V (except as provided below), and Article VII (except as provided below); and

(ii) the following provisions will survive such termination and continue in full force and effect thereafter: Section 2.4.2(a), Section 2.4.4, Section 2.5, Sections 3.6.2(c), Section 3.7.2(b), Section 3.7.2(c), Section 3.8.3, Section 4.1.2(a), Section 4.1.2(c), Section 4.1.2(d), Section 4.2.2, Section 4.3, Section 4.4, Section 5.2, Section 5.3.1(a), Section 5.3.2, Section 5.3.3, Section 5.3.4, Section 5.3.5, Section 5.4, Section 5.5, Section 5.6, Article VI, Section 7.3, Section 7.4 (excluding Section 7.4.8), Section 7.5, Section 7.6, Section 7.7, Section 7.8, Section 7.9 and those provisions set forth in Section 11.3.

(b) If Intellia terminates this Agreement pursuant to this Section 11.2.2, then:

(i) the following provisions will terminate as of as of the effective date of such notice: Article II, Article III (except as provided below), Article IV (except as provided below), Article V (except as provided below), Article VI, Section 7.1.2, and Section 7.2; and

(ii) the following provisions will survive such termination and continue in full force and effect thereafter: Section 3.6.2(b), Section 3.8.3, Section 3.9, Section 4.1.2(b), Section 4.1.2(e), Section 4.4, Section 5.2, Section 5.3.1(b), Section 5.3.4, Section 5.3.6, Section 5.5, Article VII (other than Sections 7.1.2 and 7.2), and those provisions set forth in Section 11.3.

11.2.3 Termination for IP Challenge. Intellia will have the right to terminate this Agreement in its entirety upon written notice to Novartis in the event that Novartis or any of its Affiliates directly or indirectly challenges in a legal or administrative proceeding the patentability, enforceability or validity of any Patent Rights within the Intellia Intellectual Property or the Collaboration Platform Intellectual Property (except as a defense against a claim, action or proceeding asserted by Intellia against Novartis or its Affiliates or sublicensees) (a “Novartis Patent Challenge”); provided that Intellia will not have the right to terminate this Agreement under this Section 11.2.3 for any such Novartis Patent Challenge by any sublicensee if such Novartis Patent Challenge is dismissed within [***] days of Intellia’s notice to Novartis under this Section 11.2.3 and not thereafter continued. The effect of any such termination by Intellia (and the provisions that survive and are terminated by such a termination) will be the same as that set forth in Section 11.2.1(b) above. [***].

11.2.4 Termination for Material Failure; Termination without Cause.

(a) Material Failure.

(i) Subject to Section 11.2.4(a)(ii), Novartis will have the right to terminate this Agreement in its entirety if any of the following events occurs:

(A) In a patent application claiming priority to U.S. Patent Application Nos. 61/652,086, 61/716,256, 61/757,640, and/or 61/765,576, neither the Regents of the University of California at Berkeley (“Berkeley”) nor Emmanuelle Charpentier (“Charpentier”) files claims with the United States Patent & Trademark Office (“USPTO”) by June 30, 2015 sufficient under 37 C.F.R. 41.203(a) to allow the USPTO to initiate an interference with one or more of the claims of U.S. Patent No. 8,697,359 (the “ ‘359 Patent”) (the “Interference Trigger”);

(B) Neither the USPTO allows, nor the European Patent Office (nor any of the patent authorities or offices in France, Germany, Italy, Spain, or the United Kingdom) grants patent claims from a patent application claiming priority to U.S. Patent Application Nos. 61/652,086, 61/716,256, 61/757,640, and/or 61/765,576 (or their European counterpart) by December 31, 2017 (the “Grant Trigger”); or

(C) The owners, or any of the licensees, of the ‘359 Patent brings a suit against Novartis by or before December 31, 2017 claiming that activities specifically encompassed by the Research Plans infringe an independent claim of the ‘359 Patent (the “Litigation Trigger”); provided, however, that, Novartis will not have the right to exercise the Litigation Trigger if (i) the owners or any of the licensees of the ‘359 Patent, brings an infringement suit against Novartis under the ‘359 Patent solely for activities Novartis is performing independently or with other Third Parties outside of the Collaboration (e.g., developing CRISPR-related research tools) or (ii) the owners or any of the licensees of the ‘359 Patent bring an infringement suit against Novartis under the ‘359 Patent as a counterclaim or in response to a judicial or patent agency proceeding or suit initiated by Intellia and/or Novartis against them.

(ii) If any of the events described in Section 11.2.4(a)(i) has occurred and Novartis desires to terminate this Agreement, Novartis will comply with the following before such termination will be deemed effective:

(A) Novartis will send written notice to Intellia of its intent to terminate this Agreement identifying the relevant trigger within [***] days following the applicable date or event specified in Section 11.2.4(a)(i). [***].

(B) (1) Following Intellia’s receipt of such termination notice [***], Novartis and Intellia will have a period of [***] days to discuss in good faith whether to continue with the Collaboration pursuant to the terms of this Agreement. If the Parties agree to continue the Collaboration, Novartis’ termination notice will be deemed withdrawn and this Agreement will continue in full and effect on such terms. [***]. If the Parties decide not to continue the Collaboration, Novartis’ termination notice will be deemed effective [***] days from the date of the notice.

(2) Following Intellia’s receipt of such termination notice [***], Intellia will have a period of [***] days to seek to resolve [***], which period may be extended by mutual agreement of the Parties. If Intellia is successful, Novartis’ termination notice will be deemed withdrawn and this Agreement will continue in full force and effect. If Intellia is not successful [***], Novartis’ termination notice will be deemed effective [***] days from the date of the notice.

(iii) If Novartis terminates this Agreement as permitted pursuant to this Section 11.2.4(a), (A) all provisions [***] will terminate except for the following, which will survive such termination and continue in full force and effect thereafter: Section 3.6.2(b), Section 3.8.3, Section 3.9, Section 4.1.2(b), Section 4.1.2(e) Section 5.2, Section 5.3.1(b), Section 5.3.4, Section 5.3.6, Section 5.5, Section 7.4.8, and those provisions set forth in Section 11.3, and (B) Novartis will pay to Intellia all accrued financial obligations as of the date of such termination and will continue to pay any and all of its financial obligations under Article 7 for a period of [***] days following Novartis’ notice pursuant to Section 11.2.4(a)(ii)(A).

(b) Without Cause. Novartis will have the right to terminate this Agreement without cause effective upon [***] days’ written notice to Intellia. If Novartis terminates this Agreement pursuant to this Section 11.2.4(b), (i) all provisions (other than the provisions set forth in Section 11.3) will terminate except for the following, which will survive such termination and continue in full force and effect thereafter: Section 3.6.2(b), Section 3.8.3, Section 3.9, Section 4.1.2(b), Section 4.1.2(e) Section 5.2, Section 5.3.1(b), Section 5.3.4, Section 5.3.6, Section 5.5, Section 7.4.8, and those provisions set forth in Section 11.3, and (ii) Novartis will pay to Intellia all accrued and future financial obligations as if the Research Term continued until its natural expiration (i.e., five years from the Effective Date), including all Research Funding Payments as if Intellia had fully performed and without the need by Intellia to true-up its expenses under Section 7.2.1(b).

Section 11.3 Survival.

Any termination will be without prejudice to a Party’s rights to seek damages in connection with any such event. Except where explicitly provided elsewhere herein, termination of this Agreement for any reason, will not affect: (a) obligations which have accrued as of the date of termination or expiration (including, as to Novartis, any and all payment obligations); and (b) obligations and rights which, expressly or from the context thereof, are intended to survive termination or expiration of this Agreement, including Article I, Article VIII, Article IX, Article X, this Article XI, and Article XII.

ARTICLE XII

MISCELLANEOUS

Section 12.1 Governing Law and Jurisdiction.

This Agreement and all claims between the Parties arising out of or relating to this Agreement, the transactions that it contemplates (including the Intellectual Property Rights described herein), and its and their validity, interpretation, construction, performance and enforcement will be exclusively governed by the substantive laws of the Commonwealth of Massachusetts without regard to its conflict of laws principles.

Section 12.2 Disputes.

12.2.1 Referral to Executives. Either Party may refer any question, difference, or dispute that may arise concerning the construction, meaning, or effect of this Agreement or concerning the rights and liabilities of the Parties hereunder, to the Senior Officers of Intellia and Novartis, who will attempt in good faith to resolve such question, difference or dispute. If the question, difference or dispute cannot be resolved within [***] days of such referral, either Party will be free to initiate the arbitration proceedings outlined in Section 12.2.2, below. For the avoidance of doubt, any difference or dispute arising from the JSC shall be resolved in accordance with Section 3.2.5.

12.2.2 Arbitration.

(a) General Arbitration. Unless Section 12.2.2(b) is applicable, any question, difference, or dispute relating to this Agreement that cannot be resolved through informal means as set forth in Section 12.2.1 will be exclusively and finally resolved by arbitration administered in accordance with the Rules of Judicial Administration and Arbitration Services (“JAMS”) in effect at the time of submission. Arbitration proceedings will be conducted in Boston, Massachusetts, before one mutually acceptable arbitrator selected jointly by the Parties from a panel of persons experienced in the pharmaceutical and life sciences industries (or by JAMS in accordance with its rules if the Parties are unable to reach agreement). Each Party will have all rights of discovery as provided by the Federal Rules of Civil Procedure for any arbitral proceeding pursuant to this Section 12.2.2. Either Party may apply to the arbitrator for interim injunctive relief or may seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of that Party pending resolution of the matter pursuant to this Section 12.2. The Parties will have the right to be represented by counsel. Any judgment or award rendered by the arbitrator will be final and binding on the Parties, and will be governed by the terms and conditions hereof, including the limitation on damages set forth in Section 10.5. The Parties agree that such a judgment or award may be enforced in any court of competent jurisdiction. The Parties agree that all applicable statutes of limitation and time-based defenses (such as estoppel and laches) will be tolled while the dispute resolution procedures set forth in this Section 12.2 are pending. The non-prevailing Party will bear its and the prevailing Party’s costs and expenses and attorneys’ fees in the arbitration, except that the arbitrator may order instead each Party to bear its own costs and expenses and attorneys’ fees in the arbitration if the arbitrator finds that the non-prevailing Party’s positions on the issues in the dispute had relative merit. The Party that does not prevail in the arbitration proceeding in all instances will pay the arbitrator’s fees and expenses and any administrative fees of arbitration. All proceedings and decisions of the arbitrator(s) will be deemed Confidential Information of each of the Parties, and will be subject to Article VIII.

(b) Accelerated Arbitration. To the extent the arbitration matter involves a question, difference or dispute that either Party may submit to accelerated arbitration for resolution as permitted under the other provisions of this Agreement, or any dispute regarding the proper characterization of a question, difference or dispute subject to resolution under this Section 12.2.2(b) as opposed to Section 12.2.2(a), the following procedures will also apply:

(i) [***]

12.2.3 Stay of Termination. Any purported termination of this Agreement under Section 11.2.1 will be automatically stayed during the pendency of any arbitration proceeding commenced under Section 12.2.2.

Section 12.3 Waiver.

No provision of this Agreement may be waived except in writing by both Parties hereto. No failure or delay by either Party hereto in exercising any right or remedy hereunder or under applicable law will operate as a waiver thereof, or a waiver of any right or remedy on any subsequent occasion.

Section 12.4 Severability.

Should one or more provisions of this Agreement be or become invalid, then the Parties hereto will attempt to agree upon valid provisions in substitution for the invalid provisions, which in their economic effect come so close to the invalid provisions that it can be reasonably assumed that the Parties would have accepted this Agreement with those new provisions. If the Parties are unable to agree on such valid provisions, the invalidity of such one or more provisions of this Agreement will not affect the validity of the Agreement as a whole, unless the invalid provisions are of such essential importance for this Agreement that it may be reasonably presumed that the Parties would not have entered into this Agreement without the invalid provisions.

Section 12.5 Government Acts.

If any Applicable Law should make impossible or prohibit, restrain, modify or limit any material act or obligation of the Parties under this Agreement, the Party, if any, not so affected, will have the right, at its option, to suspend or terminate this Agreement as to such country, if good faith negotiations between the Parties to make such modifications therein as may be necessary to fairly address the impact thereof are not successful after a reasonable period of time (not to exceed [***] days) in producing mutually acceptable modifications to this Agreement.

Section 12.6 Export Controls.

This Agreement is made subject to any restrictions concerning the export of materials and technology from the United States that may be imposed upon or related to either Party to this Agreement from time to time by the government of the United States. Furthermore, each Party will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products or services using such technical information to any countries for which the United States government or any agency thereof at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the Department of Commerce or other agency of the United States government when required by applicable statute or regulation.

Section 12.7 Assignment.

Neither Party may assign this Agreement or any of its rights under this Agreement or (except as otherwise expressly provided in this Agreement) delegate its performance under this Agreement, except to any of its Affiliates and to any Third Party successor to all or substantially all of the assets or business of such Party to which this Agreement relates, whether in a merger, sale of stock, sale of assets, reorganization or other transaction. Any purported assignment and/or delegation by a Party in contravention of this Section 12.7 will, at the option of the other Party, be null and void and of no effect. No assignment will release either Party from responsibility for the performance of any accrued obligation of such Party hereunder. This Agreement will be binding upon and enforceable against the administrators, legal representatives, and successors of the Parties.

Section 12.8 Affiliates.

Each Party may perform its obligations hereunder personally or through one or more Affiliates. Each Party will be solely responsible for the acts and omissions of its Affiliates. Neither Party will permit any of its Affiliates to commit any act (including any omission) that such Party is prohibited hereunder from committing directly. Any material breach of the terms and conditions of this Agreement by a Party’s Affiliate will be construed as a material breach by such Party under this Agreement.

Section 12.9 Counterparts.

This Agreement may be executed in counterparts, each of which will be deemed to be original and both of which will constitute one and the same Agreement.

Section 12.10 No Agency.

Nothing herein contained will be deemed to create an agency, joint venture, amalgamation, partnership or similar relationship between Novartis and Intellia and their respective Affiliates. Notwithstanding any of the provisions of this Agreement, neither Party to this Agreement will at any time enter into, incur, or hold itself out to third parties as having authority to enter into or incur, on behalf of the other Party, any commitment, expense, or liability whatsoever, and all contracts, expenses and liabilities in connection with or relating to the obligations of each Party under this Agreement will be made, paid, and undertaken exclusively by such Party on its own behalf and not as an agent or representative of the other.

Section 12.11 Notice.

All notices, requests, demands and other communications between the Parties with respect to any of the provisions of this Agreement will be sent to the addresses set out below, or to such other addresses as may be designated by one Party to the other by notice pursuant hereto, by internationally recognized courier (e.g., FedEx, DHL, etc.), with receipt signature required to the addresses set out below.

if to Novartis, at:

Novartis Institutes for BioMedical Research, Inc.

250 Massachusetts Avenue

Cambridge, MA 02139

            Attention: Global Head, Strategic Alliances

with a required copy to:

Novartis Institutes for BioMedical Research, Inc.

250 Massachusetts Avenue

Cambridge, MA 02139

            Attention: General Counsel

if to Intellia, at:

Intellia Therapeutics, Inc.

130 Brookline Street, Suite 201

Cambridge, MA 02139

            Attention: Chief Executive Officer

with required copies to:

Intellia Therapeutics, Inc.

130 Brookline Street, Suite 201

Cambridge, MA 02139

Attention: General Counsel

and

Goodwin | Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

Attention: Arthur R. McGivern & Karen A. Spindler

Section 12.12 [***]

[***]

Section 12.13 Securitization.[***]

Section 12.14 Third Party Beneficiaries.

The terms and conditions of this Agreement, express or implied, exist only for the benefit of the Parties and their respective successors and permitted assigns. Except under Article X, this Agreement does not confer any enforceable rights or remedies upon any Person other than the Parties.

Section 12.15 Entire Agreement; Amendment.

This Agreement, together with its Exhibits, contains the entire understanding of the Parties relating to the matters referred to herein, and may only be amended by a written document, duly executed on behalf of the respective Parties, expressly referencing this Agreement. For the avoidance of doubt, the Equity Agreements remain in full force and effect with respect to their terms; provided that any disclosures after the Effective Date shall be governed by the terms of this Agreement.

Section 12.16 Force Majeure.

Neither Novartis nor Intellia will be liable for failure of or delay in performing obligations set forth in this Agreement, and neither will be deemed in breach of such obligations, if such failure or delay is due to natural disasters or any causes reasonably beyond the control of Novartis or Intellia; provided that the Party affected will promptly notify the other of the force majeure condition and will exert all reasonable efforts to eliminate, cure or overcome any such causes and to resume performance of its obligations as soon as possible.

[Signature Page Follows]

License and Collaborative Research Agreement

Executed as of the Effective Date.

NOVARTIS INSTITUTES FOR BIOMEDICAL RESEARCH, INC.		INTELLIA THERAPEUTICS, INC.

By:	/s/ Scott Brown	By:	/s/ Nessan Bermingham
Name:	Scott Brown	Name:	Nessan Bermingham
Title:	VP, General Counsel	Title:	Chief Executive Officer

Exhibit A

Sample Invoice

[***]	INVOICE

[***]

[***]		[***]		[***]

[***]	[***]			[***]

			[***]	[***]

[***]

Exhibit B

Novartis HSC Background Intellectual Property

The compound known at Novartis as [***]

Exhibit C

Novartis Other Background Intellectual Property

Novartis Patent Family	Title
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Exhibit D

Sample Calculation of Research Costs

Intellia/Novartis Research Year:

Name	Collaboration Program X	Collaboration Program X	Collaboration Program X	Collaboration Program X	FTE Total #	FTE Expense @ $300k/FTE
A. Smith
B. Smith
C. Smith
D. Smith

FTE Total

Exhibit E

Example Royalty Calculation for royalties due on Products under Section 7.4:

[***]

Example Royalty Calculation for royalties due on Products under Section 7.6.1:

[***]

83